As filed with the Securities and Exchange Commission on October 7, 2004
                                             Securities Act File No. 333-113708
                                      Investment Company Act File No. 811-21423
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ________________________

                                   FORM N-2
                            _______________________

[X] Registration Statement under the Securities Act of 1933
[X] Pre-Effective Amendment No. 3
[ ] Post-Effective Amendment No.
                                    and/or

[X]  Registration Statement under the Investment
     Company Act of 1940
[X]  Amendment No. 8

                       (Check Appropriate Box or Boxes)
                           ________________________

                      THE GABELLI DIVIDEND & INCOME TRUST
              (Exact Name of Registrant as Specified in Charter)
                           ________________________

                             One Corporate Center
                           Rye, New York 10580-1422
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                Bruce N. Alpert
                      The Gabelli Dividend & Income Trust
                             One Corporate Center
                           Rye, New York 10580-1422
                                (914) 921-5100
                    (Name and Address of Agent for Service)
                           ________________________

                                  Copies to:

  Richard T. Prins, Esq.
   Skadden, Arps, Slate,              James E. McKee, Esq.           Leonard B. Mackey, Jr., Esq.
    Meagher & Flom LLP        The Gabelli Dividend & Income Trust       Clifford Chance US LLP
     Four Times Square                One Corporate Center               31 West 52nd Street
 New York, New York 10036           Rye, New York 10580-1422           New York, New York 10019
      (212) 735-3000                     (914) 921-5100                     (212) 878-8000

                           ________________________

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         It is proposed that this filing will become effective (check appropriate box)
         [X] When declared effective pursuant to section 8(c).

         If appropriate, check the following box:
         [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].

                           ________________________


                       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
==============================================================================================================
                                                                        Proposed
                                                   Proposed             Maximum
                                                    Maximum            Aggregate
                              Amount Being       Offering Price        Offering              Amount of
    Title of Securities        Registered          Per Share           Price(1)         Registration Fee(2)
    -------------------        ----------          ---------           --------         -------------------
___% Series A Preferred     6,000,000 Shares            $25          $150,000,000            19,005.00

Auction Market                8,000 Shares          $25,000          $200,000,000            25,340.00
Preferred Shares

(1) Estimated solely for the purpose of calculating the registration fee.
(2) $38,010.70 previously paid
________________________

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

===============================================================================


                             CROSS-REFERENCE SHEET

         N-2 Item Number                                      Location in Part A (Caption)
--------------------------------------------------------------------------------------------------------------------
PART A

1.     Outside Front Cover................................    Outside Front Cover Page

2.     Inside Front and Outside Back Cover
         Page.............................................    Outside Front Cover Page; Inside Front Cover Page

3.     Fee Table and Synopsis.............................    Summary; Summary of Fund Expenses

4.     Financial Highlights...............................    Not Applicable

5.     Plan of Distribution...............................    Outside Front Cover Page; Summary; Underwriting

6.     Selling Shareholders...............................    Not Applicable

7.     Use of Proceeds....................................    Use of Proceeds; Investment Objective and Policies

8.     General Description of the
         Registrant.......................................    Outside Front Cover Page; Summary; The Fund;
                                                              Investment Objective and Policies; Risk Factors &
                                                              Special Considerations; How the Fund Manages Risk;
                                                              Description of the Series A Preferred and the AMPS;
                                                              Anti-takeover Provisions of the Fund's Governing
                                                              Documents

9.     Management.........................................    Outside Front Cover Page; Summary; Management of the
                                                              Fund; Custodian, Transfer Agent, Dividend-Disbursing
                                                              Agent

10.    Capital Shares, Long-Term Debt,
         and Other Securities.............................    Outside Front Cover Page; Summary; Investment
                                                              Objective and Policies; Description of the Series A
                                                              Preferred and the AMPS; Description of the Authorized
                                                              and Outstanding Shares; Taxation

11.    Defaults and Arrears on Senior
         Securities.......................................    Not Applicable

12.    Legal Proceedings..................................    Not Applicable

13.    Table of Contents of the Statement
         of Additional Information........................    Table of Contents of the Statement of Additional
                                                              Information


                                       3

PART B                                                        Location in Statement of
                                                              Additional Information
--------------------------------------------------------------------------------------------------------------------

14.    Cover Page.........................................    Outside Front Cover Page

15.    Table of Contents..................................    Outside Front Cover Page

16.    General Information and History....................    Not Applicable

17.    Investment Objective and
         Policies.........................................    Investment Objective and Policies; Investment
                                                              Restrictions

18.    Management.........................................    Management of the Fund

19.    Control Persons and Principal
         Holders of Securities............................    Not Applicable

20.    Investment Advisory and Other
         Services.........................................    Management of the Fund

21.    Brokerage Allocation and Other
         Practices........................................    Portfolio Transactions

22.    Tax Status.........................................    Taxation

23.    Financial Statements...............................    Not Applicable


PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

[FLAG]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             Subject to Completion
                 Preliminary Prospectus dated October 5, 2004

PROSPECTUS                            $300,000,000              [GABELLI LOGO]

                      The Gabelli Dividend & Income Trust

                Shares, % Series A Cumulative Preferred Shares
                    (Liquidation Preference $25 per Share)


               Shares, Series B Auction Market Preferred Shares
                  (Liquidation Preference $25,000 per Share)

               Shares, Series C Auction Market Preferred Shares
                  (Liquidation Preference $25,000 per Share)


                               ________________


         The Gabelli Dividend & Income Trust, or the Fund, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund's investment objective is to seek a high level of total return with an emphasis on dividends and income. The Fund attempts to achieve its objective by investing at least 80% of its assets in dividend paying or other income producing securities under normal market conditions. In addition, under normal market conditions, at least 50% of the Fund's assets will consist of dividend paying equity securities. In making stock selections, Gabelli Funds, LLC, which serves as investment adviser to the Fund, looks for securities that have a superior yield, as well as capital gains potential. The Fund commenced its investment operations on November 28, 2003. We cannot assure you that the Fund's objective will be achieved.

                                                  (continued on following page)

         Investing in our Series A Preferred or AMPS involves risks that are described in the "Risk Factors and Special Considerations" section beginning on page 35 of this prospectus.

                               ________________

                                          Public                             Proceeds to the
                                         Offering                             Fund (before
                                         Price(1)      Underwriting Discount   expenses)(2)
                                         --------      ---------------------   ------------
Per Series A Cumulative Preferred            $                   $                   $
Share..............................
Total..............................          $                   $                   $
Per Series B AMPS..................          $                   $                   $
Total..............................          $                   $                   $
Per Series C AMPS..................          $                   $                   $
Total..............................          $                   $                   $

(1) Plus accumulated dividends, if any, from ,     2004
(2) Offering expenses payable by the Fund are estimated at $

         The underwriters may also purchase up to an additional      Series A
Preferred at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus to cover overallotments.

         This prospectus describes the Fund's   % Series A Cumulative Preferred
Shares (the "Series A Preferred"), liquidation preference $25 per share. Dividends on the Series A Preferred are cumulative from their original issue
date at the annual rate of   % of the liquidation preference of $25 per share
and are payable quarterly on   ,   , and in each year, commencing on   , 2004.

         This prospectus also describes the Fund's Series B Auction Market Preferred Shares (the "Series B AMPS"), liquidation preference $25,000 per share and the Fund's Series C Auction Market Preferred Shares (the "Series C AMPS") (Series B AMPS together with the Series C AMPS, the "AMPS"). The dividend rate for the AMPS will vary from dividend period to dividend period. The annual dividend rate for the initial dividend period will be % for the
Series B AMPS, and    % for the Series C AMPS, of the liquidation preference of
$25,000 per share. The initial dividend period for the Series B AMPS commences
on the date of issuance and continues through      , 2004. The initial dividend
period for the Series C AMPS commences on the date of issuance and continues
through    , 2004. For subsequent dividend periods, the AMPS will pay dividends based on a rate set at auction, usually held weekly.

         The Fund offers by this prospectus, in the aggregate, $ million of preferred shares of either Series A Preferred, Series B AMPS or Series C AMPS, or a combination of all series.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The Series A Preferred and/or AMPS being offered by this prospectus are being offered by the underwriters listed in this prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. The Fund expects that delivery of any Series A Preferred or AMPS will be made in book-entry form through the facilities of The Depository Trust Company on or about , 2004.

                               _______________



Merrill Lynch & Co.                           Citigroup
A.G. Edwards                           Gabelli & Company, Inc.
                               _______________

                  The date of this prospectus is   , 2004.

(continued from previous page)

         Application has been made to list the Series A Preferred on the New York Stock Exchange. Subject to notice of issuance, trading of the Series A Preferred on the New York Stock Exchange is expected to commence within 30 days of the date of this prospectus. Prior to this offering, there has been no public market for the Series A Preferred. See "Underwriting."

         The net proceeds of the offering, which are expected to be $   , will
be invested in accordance with the Fund's investment objective and policies. See "Investment Objective and Policies" beginning on page 27.

         The Fund expects that dividends paid on the Series A Preferred and AMPS will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income (dividend income from certain domestic and foreign corporations) and (iii) investment company taxable income (other than qualified dividend income), including interest income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on long-term capital gain is currently 15%, on qualified dividend income is currently 15%, and on ordinary income (such as distributions from investment company taxable income that are not eligible for treatment as qualified dividend income) is currently 35%. These tax rates are scheduled to apply through 2008. We cannot assure you, however, as to what percentage of the dividends paid on the Series A Preferred or AMPS will consist of long-term capital gains and qualified dividend income, which are taxed at lower rates for individuals than ordinary income. For a more detailed discussion, see "Taxation."

         Neither the Series A Preferred nor the AMPS may be issued unless each is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"). In addition, the AMPS may not be issued unless they are also rated "AAA" by Standard &
Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). In order to keep these ratings, the Fund will be required to maintain a minimum discounted asset coverage with respect to its outstanding Series A Preferred and AMPS under guidelines established by each of Moody's and S&P.
See "Description of the Series A Preferred and the AMPS - Rating Agency Guidelines." The Fund is also required to maintain a minimum asset coverage by the Investment Company Act of 1940. If the Fund fails to maintain any of these minimum asset coverage requirements, the Fund may, at its option (and in certain circumstances must) require, in accordance with its governing documents and the requirements of the Investment Company Act of 1940, that some or all of its outstanding preferred shares, including the Series A
Preferred and/or AMPS, be sold back to it (redeemed). Otherwise, prior to    ,
2009 the Series A Preferred will be redeemable at the option of the Fund only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. Subject to certain notice and other requirements (including those set forth in Section 23(c) of the Investment Company Act of 1940), the Fund at its option may redeem (i) the Series A
Preferred beginning on   , 2009 and (ii) the AMPS following the initial dividend
period (so long as the Fund has not designated a non-call period). In the event the Fund redeems Series A Preferred, such redemption will be for cash at a redemption price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared). In the event the Fund redeems AMPS, such redemptions will be for cash, generally at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared), although if the AMPS have a dividend period of more than one year, the Fund's Board of Trustees may determine to provide for a redemption premium.

         This prospectus concisely sets forth important information about the Fund that you should know before deciding whether to invest in Series A Preferred or AMPS. You should read this prospectus and retain it for future reference.

         The Fund has also filed with the Securities and Exchange Commission a
Statement of Additional Information, dated    , 2004, which contains additional
information about the Fund. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 75 of this prospectus. You may request a free copy of the Statement of Additional Information by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or calling the Fund toll-free at (800) 422-3554. You may also obtain the Statement of Additional Information as well as reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission on the Securities and Exchange Commission's web site (http://www.sec.gov).

         The Fund's Series A Preferred and AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         The AMPS will not be listed on an exchange. Investors may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus or in a secondary market maintained by certain broker-dealers should those broker-dealers decide to maintain a secondary market. Broker-dealers are not required to maintain a secondary market in the AMPS, and a secondary market may not provide you with liquidity.

                               TABLE OF CONTENTS

                                                                            Page

Prospectus Summary.............................................................1
Financial Highlights..........................................................24
Use of Proceeds...............................................................25
The Fund......................................................................25
Capitalization................................................................26
Investment Objective and Policies.............................................27
Risk Factors and Special Considerations.......................................35
How the Fund Manages Risk.....................................................44
Management of the Fund........................................................45
Portfolio Transactions........................................................48
Dividends and Distributions...................................................48
Description of The Series A Preferred And AMPS................................49
The Auction of AMPS...........................................................61
Authorized and Outstanding Shares.............................................65
Taxation......................................................................65
Anti-Takeover Provisions of the Fund's Governing Documents....................68
Custodian, Transfer Agent, Auction Agent and  Dividend-Disbursing Agent.......69
Underwriting..................................................................71
Legal Matters.................................................................73
Experts  .....................................................................73
Additional Information........................................................73
Privacy Principles of the Fund................................................74
Special Note Regarding Forward-Looking Statements.............................74
Table of Contents of the Statement of Additional Information..................75


         You should rely only on the information contained in or incorporated by reference into this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

                              Prospectus Summary

         This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's Series A Preferred and/or AMPS, especially the information set forth under the heading "Risk Factors and Special Considerations." You should review the more detailed information contained in this prospectus, the Statement of Additional Information dated , 2004 (the "SAI"), the Fund's Statement of Preferences of % Series A Cumulative Preferred Shares (the "Series A Statement of Preferences") and each of the Fund's Statement of Preferences for each of the series of Auction Market Preferred Shares on file with the Securities and Exchange Commission.

The Fund................................    The Fund is a closed-end, non-diversified management investment company organized under the laws of the State of Delaware on August 20, 2003.  The
                                            Fund's outstanding common shares, par value $.001 per share, are listed and traded on the New York Stock Exchange ("NYSE") under the symbol "GDV."  As of June 30, 2004, the net assets of the Fund were $1,608,572,253 and the
                                            Fund had outstanding 84,994,505 common shares.  Prior to the issuance of the Series A Preferred and/or the AMPS offered by this prospectus, the Fund had no preferred shares outstanding.

The Offering............................    The Fund offers by this prospectus, in the aggregate, $       of preferred
                                            shares of either Series A Preferred or AMPS, or a combination of such series.  The Series A Preferred and/or the AMPS are being offered by a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                            ("Merrill Lynch") and including Citigroup Global Markets Inc., A.G. Edwards
                                            & Sons, Inc. and Gabelli & Company, Inc. as underwriters.  Upon issuance, the Series A Preferred and the AMPS will have equal seniority with respect to dividends and liquidation preference.  See "Description of the Series A
                                            Preferred and the AMPS."

                                            Series A Preferred. The Fund is offering shares of % Series A Preferred, par value $.001 per share, liquidation preference $25 per share, at a purchase price of $25 per share. Dividends on the shares of Series A Preferred will accumulate from the date on which such shares are issued. Application has been made to list the Series A Preferred on the NYSE and it is anticipated that trading of the Series A Preferred on the NYSE will commence within 30 days from the date of this prospectus.

                                            AMPS. The Fund is offering shares of Series B AMPS and shares of Series C
                                            AMPS, each par value $.001 per share, liquidation preference $25,000 per share at a purchase price of $25,000 per share, plus dividends, if any, that have accumulated from the commencement date of the dividend period during which such AMPS are issued. The AMPS will not be listed on an exchange.
                                            Instead, investors may buy or sell AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent.

                                            Generally, investors in Series A Preferred or AMPS will not receive certificates representing ownership of their shares. The securities

                                      1

                                            depository (The Depository Trust Company ("DTC") or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the preferred shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of preferred shares.

Investment Objective....................    The Fund's investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income.  No assurance can be given that the Fund will achieve its investment objective.  The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities
                                            (such as common and preferred stock) or other income producing securities
                                            (such as fixed income debt securities and securities that are convertible into common stock).  In addition, under normal market conditions, at least
                                            50% of the Fund's assets will consist of dividend paying equity securities.  The Fund may invest up to 35% of its total assets in the securities of non-U.S. issuers and up to 25% of its total assets in securities of issuers in a single industry.  There is no minimum credit rating for debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies -- typically the Fund invests in those securities rated "BB" by S&P or "Ba" by Moody's -- or non-rated securities of comparable quality, all of which are commonly referred to as
                                            "junk bonds."  See "Investment Objective and Policies."

                                            The Investment Adviser's investment philosophy with respect to both equity and debt securities is to identify assets that are selling in the public market at a discount to their private market value.  The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics.  In making stock selections, the Fund's Investment Adviser looks for securities that have a superior yield, as well as capital gains potential.

Dividends and Distributions.............    Series A Preferred.  Dividends on the Series A Preferred, at the annual
                                            rate of       % of its $25 per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor,
                                            quarterly on       ,       ,        and        in each year, commencing
                                            on       , 2004.

                                            AMPS. The holders of AMPS are entitled to receive cash dividends, stated at annual rates of its $25,000 per share liquidation preference, that will vary from dividend period to dividend period. The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period on each series of the AMPS.


                                       2

                                                                       Dividend Payment
                                                               Initial       Date          Number of Days of
                                                              Dividend     for Initial           Initial
                                                                Rate     Dividend Period      Dividend Period
                                                                ----     ---------------      ---------------

                                            Series B
                                            AMPS...........         %           , 2004

                                            Series C
                                            AMPS...........         %           , 2004

                                            For subsequent dividend periods, each series of AMPS will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are payable weekly, on the first business day following the end of the dividend period. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after the end of the dividend period. The Fund may, subject to certain conditions, designate special dividend periods of more (or less) than seven days. The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. Dividends on shares of each series of AMPS will be cumulative from the date such shares are issued and will be paid out of legally available funds.

                                            Any designation of a special dividend period will be effective only if, among other things, proper notice has been given, the auction immediately preceding the special dividend period was not a failed auction and the Fund has confirmed that it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (as described under "Description of the Series A Preferred and the AMPS --
                                            Rating Agency Guidelines"). See "Description of the Series A Preferred
                                            and the AMPS -- Dividends on the AMPS" and "The Auction of AMPS."

                                            There is no minimum rate with respect to any dividend period. There is a maximum rate. The maximum rate for any dividend period other than a default period will be the greater of (i) the applicable percentage of the reference rate set forth in the table below or (ii) the applicable spread set forth in the table below plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable
                                            Treasury Index Rate (for a special dividend period of 365 days or more). The applicable percentage and applicable spread will be determined based on the lower of the credit ratings assigned to each series of AMPS by Moody's and S&P.

                                       3

                                            The applicable percentages and applicable spreads are as follows:

                                             --------------------------------------------------------------------------
                                                    Credit Ratings          Applicable Percentage    Applicable Spread
                                             ---------------------------   ----------------------   -------------------
                                                  Moody's         S&P
                                                ----------      -------

                                                   Aaa             AAA              125%                    1.25%
                                                Aa3 to Aa1      AA- to AA+          150%                    1.50%
                                                A2 to A1         A- to A+           200%                    2.00%
                                               Baa3 to Baa1    BBB- to BBB+         250%                    2.50%
                                              Ba1 and lower   BB+ and Lower         300%                    3.00%

                                            Assuming the Fund maintains an "Aaa" and "AAA" rating on each series of
                                            AMPS, the practical effect of the different methods used to determine the maximum applicable rate is shown in the table below:

                                                                           Reference Rate
                                            ----------------------------------------------------------------------------
                                                                     Maximum               Maximum         Method Used
                                                                 Applicable Rate       Applicable Rate     to Determine
                                                                    Using the             Using the         the Maximum
                                             Reference Rate   Applicable Percentage   Applicable Spread   Applicable Rate
                                            ---------------   ---------------------   -----------------   ---------------



                                                  1%                 1.25%                2.25%               Spread

                                                  2%                 2.50%                3.25%               Spread

                                                  3%                 3.75%                4.25%               Spread

                                                  4%                 5.00%                5.25%               Spread

                                                  5%                 6.25%                6.25%               Either

                                                  6%                 7.50%                7.25%               Percentage


                                            See "Description of the Series A Preferred and the AMPS -- Dividends on
                                            the AMPS -- Maximum Rate." For example, calculated as of December 31,
                                            2003 and June 30, 2004, respectively, the maximum rate for each series of AMPS (assuming a rating of "Aaa" by Moody's and "AAA" by S&P) would have been approximately 2.40% and 2.86%, for dividend periods of 90 days, and approximately 3.02% and 4.04% for dividend periods of two years.(1) There is no minimum rate with respect to any dividend period.

                                            Preferred Share Dividends. Under current law, all preferred shares of the Fund must have the same seniority as to the payment of dividends.
                                            Accordingly, no full dividend will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative dividends due have not been declared and paid on all outstanding preferred shares of the Fund ranking on a parity with the Series A Preferred and/or AMPS as to the payment of dividends, any dividends being paid on such preferred shares (including any outstanding Series A Preferred and AMPS) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred shares on the relevant dividend payment date.

___________________________

(1)      Dividend periods presented for illustrative purposes only. Actual dividend periods may be of greater or lesser duration.



                                       4

                                            In the event that for any calendar year the total distributions on the
                                            Fund's preferred shares exceed the Fund's ordinary income and net capital gain allocable to those shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in its preferred shares, thereby increasing the shareholder's potential gain or reducing its potential loss on the sale of the shares.

                                            Common Share Dividends. In order to allow its holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a policy, which may be changed at any time by the Board of Trustees, of paying distributions on its common shares of $.30 per quarter, which is equal to an annual rate of 6% of the offering price per common share. On September 24, 2004, the Fund paid a dividend of $0.30 per share, a portion of which constituted a return of capital. The composition of this dividend is based on earnings as of the record date. The actual composition of the distribution may change based on the Fund's investment activity through
                                            December 31, 2004.

Auction Procedures......................    You may buy, sell or hold AMPS in the auction.  The following is a brief summary of the auction procedures, which are described in more detail elsewhere in this prospectus and in the SAI.  These auction procedures are complicated, and there are exceptions to these procedures.  Many of the terms in this section have a special meaning as set forth in this prospectus or the SAI.

                                            Provided that the Fund has not defaulted on its payment obligations to holders of each series of AMPS, the auctions determine the dividend rate for each series of AMPS, except that no dividend rate resulting from the auction process will be higher than the then-maximum rate. See
                                            "Description of the Series A Preferred and the AMPS -- Dividends on the
                                            AMPS."

                                            If you own shares of AMPS, you may instruct your broker-dealer to enter one of three kinds of orders in the auction with respect to your shares: sell, bid and hold.

                                            If you enter a sell order, you indicate that you want to sell AMPS at
                                            $25,000 per share, no matter what the next dividend period's rate will
                                            be.

                                            If you enter a bid order, which must specify a dividend rate, you indicate that you want to purchase or hold the indicated number of shares of AMPS at $25,000 per share if the dividend rate for the AMPS for the next dividend period is not less than the rate specified in the bid. A bid order will be deemed an irrevocable offer to sell AMPS if the next dividend period's rate is less than the rate you specify.

                                       5


                                            If you enter a hold order you indicate that you want to continue to own
                                            AMPS, no matter what the next dividend period's rate will be.

                                            You may enter different types of orders for different portions of your
                                            AMPS. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of AMPS, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the AMPS and general economic conditions including current interest rates. If you own AMPS and submit a bid order specifying a rate that is higher than the then maximum rate, your bid order will be treated as a sell order. If you do not enter an order, the broker-dealer will ordinarily assume that you want to continue to hold your AMPS, but if you fail to submit an order and the dividend period is longer than 91 days, the broker-dealer will treat your failure to submit an order as a sell order.

                                            If you do not then own AMPS, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify.
                                            If you bid for shares you do not already own at a rate higher than the then-maximum rate, your bid will not be considered.

                                            Broker-dealers will submit orders from existing and potential holders of AMPS to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of AMPS. A broker-dealer's failure to submit orders for AMPS held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided that the broker-dealer is not an affiliate of the Fund. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed though it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by the broker-dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.
                                            The Fund may not submit an order in any auction.

                                            The auction agent after each auction for the AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than one year, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 360, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv)
                                            the aggregate number of AMPS placed by such broker-dealer at such auction. In the case of any auction immediately

                                                         6


                                            preceding a dividend period of one year or longer, the service charge shall be determined by mutual consent of the Fund and any such broker-dealer and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such action. A broker-dealer may share a portion of any such fees with non-participating broker-dealers that submit orders to the broker-dealer for an auction that are placed by that broker-dealer in such Auction.

                                            There are sufficient clearing bids for shares of AMPS in an auction if the number of AMPS subject to bid orders by broker-dealers for potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of AMPS subject to sell orders and the number of shares of AMPS subject to bids specifying rates higher than the then-maximum rate for the AMPS submitted or deemed submitted to the auction agent by broker-dealers for existing holders. If there are sufficient clearing bids for shares of AMPS, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rate bids submitted from existing and potential holders, would result in existing and potential holders owning all the AMPS available for purchase in the auction.

                                            If there are not sufficient clearing bids for shares of AMPS, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. If the Fund has declared a special dividend period and there are not sufficient clearing bids, then the special dividend rate will not be effective and the dividend rate for the next period will be the same as during the current rate period. In either event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the AMPS for which they submitted sell orders.

                                            The auction agent will not consider a bid above the then-maximum rate.
                                            The purpose of the maximum rate is to place an upper limit on dividends with respect to the AMPS and in so doing to help protect the earnings available to pay dividends on the Fund's common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more shares of AMPS offered for sale than there are buyers for those shares).

                                            If broker-dealers submit or are deemed to submit hold orders for all outstanding AMPS, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 90% of the then-current reference rate. This rate may be less than the rate that would have been determined if an auction had occurred.

                                                         7

                                            The auction procedures include a pro rata allocation of each series of
                                            AMPS for purchase and sale. This allocation process may result in an existing holder selling, or a potential holder buying, fewer shares than the number of each series of AMPS in its order. If this happens, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

                                            Settlement of purchases and sales will be made through DTC on the next business day after the auction date (which also is a dividend payment date). Purchasers will pay for their AMPS through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a
                                            Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

                                            The first auction for each series of AMPS will be held on , 2004, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series B AMPS normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series B AMPS normally will begin on the following Wedneday. Following the first auction of AMPS, except during special dividend periods, auctions for Series C AMPS normally will be held every Thursday (or the next preceding business day if
                                            Thursday is a holiday), and each subsequent dividend period for the
                                            Series C AMPS normally will begin on the following Friday

 Tax Treatment of Preferred
    Share Dividends.....................    The Fund expects that dividends paid on the Series A Preferred and AMPS will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income (dividend income from certain domestic and foreign corporations) and (iii) investment company taxable income (other than qualified dividend income), including interest income, short-term capital gain and income from certain hedging and interest rate transactions.  For individuals, the maximum federal income tax rate on long-term capital gain is currently 15%, on qualified dividend income is currently 15%, and on ordinary income (such as distributions from investment company taxable income that are not eligible for treatment as qualified dividend income) is currently 35%.  These tax rates are scheduled to apply through 2008.  We cannot assure you, however, as to what percentage of the dividends paid on the Series A Preferred or
                                            AMPS will consist of long-term capital gains and qualified dividend income, which are taxed at lower rates


                                                         8

                                            for individuals than ordinary income. For a more detailed discussion, see "Taxation."

Rating and Asset
    Coverage Requirements...............    Series A Preferred.  In order to be issued, the Series A Preferred must receive a rating of "Aaa" from Moody's.  The Series A Statement of
                                            Preferences contains certain tests that the Fund must satisfy to obtain and maintain a rating of "Aaa" from Moody's on the Series A Preferred.  See
                                            "Description of the Series A Preferred and the AMPS -- Rating Agency
                                            Guidelines."

                                            AMPS. In order to be issued, each series of AMPS must receive both a rating of "Aaa" from Moody's and a rating of "AAA" from S&P. As with the Series A Preferred, the Statement of Preferences of each of the series of AMPS contains certain tests that the Fund must satisfy to obtain and maintain a rating of "Aaa" from Moody's and "AAA" from S&P.
                                            See "Description of the Series A Preferred and the AMPS -- Rating
                                            Agency Guidelines."

                                            Asset Coverage Requirements. Under the asset coverage tests to which each of the Series A Preferred and/or each series of AMPS is subject, the Fund is required to maintain (i) assets having in the aggregate a discounted value greater than or equal to a Basic Maintenance Amount
                                            (as described under "Description of the Series A Preferred and the AMPS
                                            -- Rating Agency Guidelines") for each such series calculated pursuant to the applicable rating agency guidelines and (ii) an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the Investment Company Act of 1940 (the "1940 Act"))
                                            with respect to all outstanding preferred shares of the Fund, including the Series A Preferred and each series of AMPS. See "Description of the
                                            Series A Preferred and the AMPS -- Asset Maintenance Requirements."

                                            The Fund estimates that if the shares offered hereby had been issued and sold as of September 15, 2004, the asset coverage under the 1940
                                            Act would have been approximately 633% immediately following such issuance and (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of
                                            $5,750,000). The asset coverage would have been computed as follows:

                                             Value of Fund assets less liabilities
                                                not constituting senior securities            $1,900,996,846
                                            -------------------------------------------      ----------------
                                            Senior securities representing indebtedness  =     $300,000,000     =   634%
                                                 plus liquidation value of the AMPS

                                            The Statement of Preferences for each of the Series A Preferred and each series of the AMPS, which contain the technical provisions of the various components of the asset coverage tests, will be filed as exhibits to this registration statement and may be obtained through the web site of the Securities and Exchange Commission (http://www.sec.gov).


                                                         9



 Mandatory Redemption...................    The Series A Preferred and each series of the AMPS may be subject to mandatory redemption by the Fund to the extent the Fund fails to maintain the asset coverage requirements in accordance with the rating agency guidelines or the 1940 Act described above and does not cure such failure by the applicable cure date.  If the Fund redeems preferred shares mandatorily, it may, but is not required to, redeem a sufficient number of such shares so that after the redemption the Fund exceeds the asset coverage required by the guidelines of each of the applicable rating agencies and the 1940 Act by 10%.

                                            With respect to the Series A Preferred, any such redemption will be made for cash at a redemption price equal to $25 per share, plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the redemption date.

                                            With respect to each series of the AMPS, any such redemption will be made for cash at a redemption price equal to $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the redemption date, plus, in the case of each series of the AMPS having a dividend period of more than one year, any applicable redemption premium determined by the Board of Trustees. See
                                            "Description of the Series A Preferred and the AMPS -- Redemption."

                                            In the event of a mandatory redemption, such redemption will be made from the Series A Preferred, each series of the AMPS or other preferred shares of the Fund in such proportions as the Fund may determine, subject to the limitations of the 1940 Act and Delaware law.

Optional Redemption.....................    Subject to the limitations of the 1940 Act and Delaware law, the Fund may, at its option, redeem the Series A Preferred and/or the AMPS as follows:

                                            Series A Preferred.  Commencing        , 2009 and at any time thereafter,
                                            the Fund at its option may redeem the Series A Preferred, in whole or in part, for cash at a redemption price per share equal to $25, plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the redemption date.  If fewer than all of the shares of the
                                            Series A Preferred are to be redeemed, such redemption will be made pro
                                            rata in accordance with the number of such shares held.  Prior to      ,
                                            2009, the Series A Preferred will be subject to optional redemption by the
                                            Fund at the redemption price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company.
                                            See "Description of the Series A Preferred and the AMPS  -- Redemption --
                                            Optional Redemption of the Series A Preferred."


                                                        10


                                            AMPS.  The Fund at its option generally may redeem each series of the AMPS, in whole or in part, at any time other than during a non-call period.  The
                                            Fund may declare a non-call period during a dividend period of more than seven days.  If fewer than all of the shares of each series of the AMPS are to be redeemed, such redemption will be made pro rata in accordance with the number of such shares held.  See "Description of the Series A Preferred and the AMPS -- Redemption -- Optional Redemption of the AMPS."

                                            The redemption price per share of each series of AMPS share will equal
                                            $25,000, plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date, plus, in the case of each series of the AMPS having a dividend period of more than one year, any redemption premium applicable during such dividend period. See
                                            "Description of the Series A Preferred and the AMPS -- Redemption --
                                            Optional Redemption of the AMPS."

Voting Rights...........................    At all times, holders of the Fund's preferred shares outstanding (including the Series A Preferred and/or each series of the AMPS), voting as a single class, will be entitled to elect two members of the Fund's Board of
                                            Trustees, and holders of the preferred shares and common shares, voting as a single class, will elect the remaining trustees.  However, upon a failure by the Fund to pay dividends on any of its preferred shares in an amount equal to two full years dividends, holders of the preferred shares, voting as a single class, will have the right to elect additional trustees that would then constitute a simple majority of the Board of Trustees until all cumulative dividends on all preferred shares have been paid or provided for.

                                            Holders of outstanding Series A Preferred, each series of the AMPS and any other preferred shares will vote separately as a class on certain other matters as required under the applicable Statement of
                                            Preferences, the 1940 Act and Delaware law. Except as otherwise indicated in this prospectus and as otherwise required by applicable law, holders of Series A Preferred and/or each series of the AMPS will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of common shares and any other preferred shares as a single class. See "Description of the
                                            Series A Preferred and the AMPS -- Voting Rights."

Liquidation Preference..................    The liquidation preference of Series A Preferred is $25.  The liquidation preference of each series of the AMPS is $25,000 per share.  Upon liquidation, preferred shareholders will be entitled to receive the liquidation preference with respect to their preferred shares plus an amount equal to accumulated but unpaid dividends with respect to such shares (whether or not earned or declared) to the date of distribution.
                                            See "Description of the Series A Preferred and  the AMPS -- Liquidation Rights."


                                                        11


Use of Proceeds.........................    The Fund will use the net proceeds from the offering to purchase additional portfolio securities in accordance with its investment objective and policies. See "Use of Proceeds."
Listing of the
    Series A Preferred..................    Prior to this offering, there has been no public market for the Series A
                                            Preferred.  Following its issuance (if issued), the Series A Preferred is expected to be listed on the NYSE.  However, during an initial period which is not expected to exceed 30 days after the date of its initial issuance, the Series A Preferred will not be listed on any securities exchange and consequently may be illiquid during that period.  There can be no assurance that a secondary market will provide owners with liquidity.
Limitation on Secondary Market Trading
    of the AMPS                             The AMPS will not be listed on an exchange.  Broker-dealers may, but are not obliged to, maintain a secondary trading market in each series of the
                                            AMPS outside of auctions.  There can be no assurance that a secondary market will provide owners with liquidity.  You may transfer each series of the AMPS outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent or other persons as the
                                            Fund permits.
Special Characteristics
    and Risks...........................    Risk is inherent in all investing.  Therefore, before investing in the
                                            Series A Preferred or the AMPS you should consider the risks carefully.

                                            Series A Preferred. Primary risks specially associated with an investment in the Series A Preferred include:

                                            Fluctuations in Market Price. The market price for the Series A
                                            Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred and other factors.
                                            See "Risk Factors and Special Considerations -- Special Risks of the
                                            Series A Preferred -- Fluctuations in Market Price."

                                            Illiquidity Risk. Prior to the offering, there has been no public market for the Series A Preferred. In the event the Series A Preferred is issued, prior application will have been made to list the Series A
                                            Preferred on the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its issuance, the Series A
                                            Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series A
                                            Preferred, however, they have no obligation to do so. Consequently, the
                                            Series A Preferred may be illiquid during such period. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series A
                                            Preferred being liquid at any time. See "Risk

                                                        12

                                            Factors and Special Considerations -- Special Risks of the Series A
                                            Preferred -- Illiquidity Risk."

                                            AMPS. Primary risks specially associated with an investment in AMPS include:

                                            Auction Risk. You may not be able to sell your AMPS at an auction if the auction fails, i.e., if there are more shares offered for sale than there are buyers for those shares. Also, if you place an order at an auction to retain AMPS only at a specified rate that exceeds the rate set at the auction, you will not retain your shares. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the affected series of AMPS, which could also affect the liquidity of your investment. See "Risk Factors and Special Considerations --
                                            Special Risks of the AMPS -- Auction Risk."

                                            Secondary Market Sale Risk. If you try to sell your AMPS between auctions, you may not be able to sell them for $25,000 per share or
                                            $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that may maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem AMPS if either an auction or an attempted secondary market sale fails because of a lack of buyers. In addition, a broker-dealer may, in its own discretion, decide to sell AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS. The AMPS are not listed on a stock exchange or the NASDAQ stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period. See "Risk Factors and
                                            Special Considerations -- Special Risks of the AMPS -- Secondary Market
                                            Sale Risk."

                                            Both the Series A Preferred and AMPS. An investment in either the
                                            Series A Preferred or AMPS also includes the following primary risks:

                                            General Risks of Preferred Shares. The market value for the Series A
                                            Preferred and/or AMPS will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred or the AMPS and other factors.

                                            The credit rating on the Series A Preferred and/or AMPS could be reduced or withdrawn while an investor holds shares, and the credit


                                                        13


                                            rating does not eliminate or mitigate the risks of investing in the
                                            Series A Preferred and/or B AMPS. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series A Preferred and AMPS.

                                            The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to pay dividends on the Series A
                                            Preferred and/or the AMPS.

                                            The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Series A Preferred and/or the AMPS. Further, if
                                            an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio. In such circumstances, the Fund may be forced to mandatorily redeem shares of Series A Preferred and/or AMPS.

                                            In general, the Fund may redeem your AMPS at any time and may redeem your Series A Preferred at any time after , 2009, and may at any time redeem shares of either or both series to meet regulatory or rating agency requirements. Because of historically low interest rates, the current low cost of the AMPS to the Fund may rise dramatically, which in turn may prompt the Fund to redeem the AMPS earlier than it otherwise might. The Series A Preferred and/or AMPS are subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Series A Preferred or each series of the AMPS. Subject to such circumstances, the Series A
                                            Preferred and/or each series of the AMPS are perpetual.

                                            The Series A Preferred and the AMPS are not obligations of the Fund.
                                            The Series A Preferred and/or AMPS would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund, including any senior securities of the Fund representing debt. Although unlikely, precipitous declines in the value of the
                                            Fund's assets could result in the Fund having insufficient assets to redeem all of the Series A Preferred and/or the AMPS for the full redemption price.

                                            Leverage Risk. The Fund intends to use financial leverage for investment purposes by issuing preferred shares and/or senior securities representing debt. It is currently anticipated that, taking into account the Series A Preferred and/or the AMPS being offered in this prospectus, the amount of leverage will represent approximately 6%
                                            of the Fund's managed assets (as defined below). The Fund expects that depending on interest rates and available investment opportunities it will increase its financial leverage through the issuance of additional senior securities up to approximately 33% of

                                                        14

                                            the Fund's total assets including the proceeds of the Series A
                                            Preferred and/or the AMPS. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Series A
                                            Preferred and/or the AMPS. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make dividend payments on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code.

                                            See "Taxation." Because the fee paid to the Investment Adviser will be calculated on the basis of the Fund's assets, which includes for this purpose assets attributable to the aggregate net asset value of the common shares plus assets attributable to any outstanding senior securities, with no deduction for the liquidation preference of any preferred shares, the fee may be higher when leverage in the form of preferred shares is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed not to accept an incremental fee on any Series A Preferred or
                                            AMPS, as the case may be, to the extent the Fund's total return allocable to the common shares fails to meet certain hurdles described under "Management of the Fund -- General." See "Risk Factors and
                                            Special Considerations -- Risks Associated with both Series A Preferred and the AMPS -- Leverage Risk."

                                            Special Risks Related to Preferred Shares of Senior Securities
                                            Representing Debt. As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue senior securities representing debt. In the event the Fund were to issue such securities, the Fund's obligations to pay dividends and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and/or interest payments due and owing with respect to its outstanding debt securities. Accordingly, the Fund's issuance of senior securities representing debt would have the effect of creating special risks for the Fund's preferred shareholders (including the holders of Series A Preferred and/or AMPS) that would not be present in a capital structure that did not include such securities. See "Risk
                                            Factors and Special Considerations -- Risks Associated with both Series
                                            A Preferred and AMPS -- Special Risks to Preferred Shares of Senior
                                            Securities Representing Debt."

                                            Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other

                                                        15

                                            distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes.
                                            While the Fund intends to redeem its preferred shares (including the
                                            Series A Preferred and/or the AMPS) to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

                                            Securities and Exchange Commission Inquiries. Merrill Lynch and
                                            Citigroup Global Markets Inc. have advised the Fund that they and certain broker-dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Merrill Lynch,
                                            Citigroup Global Markets Inc. and those other broker-dealers are cooperating and expect to continue to cooperate with the Securities and
                                            Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the AMPS or the auctions.

                                            Risks of Investing in the Fund

                                            Limited Operating History. The Fund is a non-diversified, closed-end management investment company with a limited operating history. See
                                            "Risk Factors and Special Considerations -- Risks of Investing in the
                                            Fund -- Limited Operating History."

                                            Common Stock Dividend Policy Risk. The Fund has adopted a policy, which may be changed at any time by the Board of Trustees, of paying a dividend on its common shares of $.30 per quarter, which is equal to an annual rate of 6% of the original issue price of the common shares. In the event investment returns do not provide sufficient amounts to fund such distributions, the Fund may be required to return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund's Series A Preferred and each series of AMPS. The Fund made its first dividend payment on March
                                            25, 2004, a portion of which constituted a return of capital.

                                            Value Investing Risk. The Fund focuses its investments on
                                            dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments.
                                            These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. The
                                            Fund focuses its investments on dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities


                                                        16

                                            may present risks in addition to the general risks associated with investing in common and preferred stocks including the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. See "Risk
                                            Factors and Special Considerations -- Risks of Investing in the Fund --
                                            Value Investing Risk."

                                            Non-Diversified Status. As a non-diversified investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain
                                            circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations
                                            -- Risks of Investing in the Fund -- Non-Diversified Status."

                                            Industry Concentration Risk. The Fund may invest up to 25% of its assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry. See "Risk
                                            Factors and Special Considerations -- Risks of Investing in the Fund --
                                            Industry Concentration Risk."

                                            Special Risks Related to the Fund's Preferred Securities. Special risks associated with the Fund's investing in preferred securities include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination, illiquidity, limited voting rights and redemption by the issuer. Because the Fund has no limit on its investment in non-cumulative preferred securities, the amount of dividends the Fund pays may be adversely affected if an issuer of a non-cumulative preferred stock held by the Fund determines not to pay dividends on such stock. There is no assurance that dividends or distributions on preferred stock in which the Fund invests will be declared or otherwise made payable. See "Risk Factors and
                                            Special Considerations -- Risks of Investing in the Fund -- Special
                                            Risks Related to Preferred Securities."

                                            Illiquid Securities. The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities
                                            Act of 1933. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act.
                                            Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts.


                                                        17

                                            The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. See "Risk Factors and
                                            Special Considerations -- Risks of Investing in the Fund -- Illiquid
                                            Securities."

                                            Foreign Securities Risk. The Fund may invest up to 35% of its total assets in foreign securities. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk
                                            Factors and Special Considerations -- Risks of Investing in the Fund --
                                            Foreign Securities Risk."

                                            Smaller Companies. While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. See "Risk Factors and Special
                                            Considerations -- Risks of Investing in the Fund -- Smaller Companies."

                                            Investment Companies. The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the
                                            Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund's common shares will be subject to duplicative investment expenses. See "Risk Factors and Special
                                            Considerations -- Risks of Investing in the Fund -- Investment
                                            Companies."

                                            Lower Grade Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade

                                                        18

                                            quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as "junk bonds." See "Risk Factors and Special Considerations -- Risks of
                                            Investing in the Fund -- Lower Grade Securities."

                                            Special Risks of Derivative Transactions. The Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment
                                            Adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See "Risk Factors and Special
                                            Considerations -- Risks of Investing in the Fund -- Special Risks of
                                            Derivative Transactions."

                                            Interest Rate Transactions. The Fund may enter into an interest rate swap or cap transaction with respect to all or a portion of the AMPS.
                                            The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See "Risk Factors and Special Considerations -- Risks of Investing in the Fund --
                                            Interest Rate Transactions."

                                            Loans of Portfolio Securities. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities violates the terms of the loan or fails financially. See "Risk Factors and Special Considerations -- Risks of
                                            Investing in the Fund -- Loans of Portfolio Securities."

                                            Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See "Risk Factors and Special Considerations -- Risks
                                            of Investing in the Fund -- Management Risk."

                                            Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment
                                            Adviser. See "Risk Factors and Special Considerations


                                                        19

                                            -- Risks of Investing in the Fund -- Dependence on Key Personnel."

                                            Current Developments. As a result of the terrorist attacks on the World
                                            Trade Center and the Pentagon on September 11, 2001, some of the U.S.
                                            Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Series A Preferred and/or the AMPS. See "Risk Factors and Special Considerations -- Risks
                                            of Investing in the Fund -- Current Developments."

                                            Anti-takeover Provisions. The Fund's governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.
                                            See "Anti-Takeover Provisions of the Fund's Governing Documents."

                                            Status as a Regulated Investment Company. The Fund has elected and has qualified for, and intends to remain qualified for, federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See
                                            "Taxation" for a more complete discussion of these and other federal income tax considerations.

Management and Fees.....................    Gabelli Funds, LLC serves as the Fund's Investment Adviser and is compensated for its services and its related expenses at an annual rate of
                                            1.00% of the Fund's average weekly net assets.  As used in this prospectus, net assets means the aggregate net asset value of the common shares (which for purposes of the Investment Adviser's compensation also includes assets attributable to outstanding preferred shares, with no deduction for the liquidation preference of any preferred shares).  Notwithstanding the foregoing, the Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Fund's outstanding
                                            Series A Preferred or AMPS, as the case may be, for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series A Preferred, the stated
                                            annual dividend rate of such series and (ii) in the case of each series of the AMPS, the net cost of capital to the Fund

                                                        20

                                            with respect to each series of the AMPS for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on each series of the AMPS and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its AMPS dividend obligations). This waiver will apply to the portion of the Fund's assets attributable to the Series A Preferred and AMPS, respectively, for so long as any shares of such series remain outstanding. The
                                            Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party
                                            sub-administrator. See "Management of the Fund."

                                            The Securities and Exchange Commission, the New York Attorney General and
                                            officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests and subpoenas from the New York Attorney General and the Securities and Exchange Commission in connection with these inquiries.
                                            The Investment Adviser and its affiliates have been complying with these requests and have been independently reviewing their mutual fund practices in a variety of areas. For further details regarding the Investment
                                            Adviser's ongoing review in connection with these requests, see "Management of the Fund -- Regulatory Matters."

 Repurchase of Common Shares and
    Anti-takeover Provisions............    The Fund's Board of Trustees has authorized the Fund to repurchase its common shares in the open market when the common shares are trading at a discount of 7.5% or more from net asset value.  Such repurchases are subject to certain notice and other requirements under the 1940 Act.  Since the Fund commenced operations, it has repurchased 220,700 of its shares on the open market.

                                            Certain provisions of the Fund's Agreement and Declaration of Trust and
                                            By-Laws (collectively, the "Governing Documents") may be regarded as
                                            "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. See
                                            "Anti-Takeover Provisions of the Fund's Governing Documents."

 Custodian, Transfer Agent, Auction Agent
    and Dividend Disbursing Agent.......    State Street Bank and Trust Company (the "Custodian"), located at 150
                                            Royall Street, Canton, Massachusetts 02021, serves as the

                                                        21

                                            custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

                                            EquiServe Trust Company, N.A., located at P.O. Box 43025, Providence,
                                            Rhode Island 02940-3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan, and as transfer agent and registrar with respect to the common shares of the Fund.

                                            Series A Preferred. EquiServe will also serve as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred.

                                            AMPS. The Bank of New York will serve as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to each series of the AMPS.

Interest Rate Transactions..............    The Fund may enter into interest rate swap or cap transactions  in relation to all or a portion of each series of the AMPS in order to manage the impact on its portfolio of changes on the dividend rate of each series of the AMPS.  Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for each series of the AMPS that is lower than the Fund would have to pay if it issued fixed rate preferred shares.  The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                                            In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on each series of the AMPS.  In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, the Fund would receive from the counterparty payments of the difference based on the notional amount of such cap.  Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends when due in accordance with the Statement of
                                            Preferences of each of the series of AMPS even if the counterparty defaulted.  Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on its preferred shares.  In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination

                                                        22

                                            date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on its preferred shares.

                                            A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on its outstanding preferred shares or fails to comply with other covenants, the Fund may, at its option (and in certain circumstances must require), consistent with its
                                            Governing Documents and the requirements of the 1940 Act, that some or all of its preferred shares (including the Series A Preferred or the
                                            AMPS) be sold back to it (redeemed). Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could require the
                                            Fund to make a termination payment to the counterparty.

                                            The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to each series of the AMPS in a notional amount in excess of the outstanding amount of each series of the AMPS. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements. See "How the Fund Manages Risk -- Interest Rate
                                            Transactions."

                             Financial Highlights

         The table below sets forth selected financial data for a common share outstanding throughout the period(s) presented. The per share operating performance and ratios for the fiscal period ended December 31, 2003 have been audited by PricewaterhouseCoopers LLP, the Fund's Independent Registered Public Accounting Firm, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.



                                                                                                        For the Period from
                                                                                                       November 18, 2003(a)
Selected data for a Fund common share outstanding throughout             Six Months Ended                       to
each period                                                                June 30, 2004                 December 31, 2003
                                                                         --------------------          -----------------------
Operating performance:
Net asset value, beginning of period......................                    $   19.26                      $   19.06(b)
                                                                              ---------                      ---------
Net investment income (loss)..............................                         0.14                          -----
Net realized and unrealized gain on investments...........                         0.16                           0.20
                                                                              ---------                      ---------
Total from investment operations.........................                          0.30                           0.20
                                                                              ---------                      ---------
Distributions to Fund Shareholders:
Net investment income.....................................                        (0.14)                         -----
Net realized gain (loss) on investments...................                        (0.05)                         -----
Return of Capital.........................................                        (0.41)***                      -----
                                                                              ---------                      ---------
Total distributions to Fund shareholders..................                        (0.60)                         -----
                                                                              ---------                      ---------
Capital share transactions:
Decrease in net asset value from common stock
share transactions........................................                        (0.02)                         -----
Offering costs for common shares charged to                                       (0.01)                         -----
paid-in capital...........................................                    ---------                      ---------
                                                                                  (0.03)                         -----
                                                                              ---------                      ---------
Net asset value, end of period...........................                      $  18.93                      $   19.26
                                                                              =========                      =========
Net asset value total return..............................                         1.4%**                         1.0%***
                                                                              =========                      =========
Market value, end of period...............................                     $  17.39                      $   20.00
                                                                              =========                      =========
Total investment return...................................                       (10.2)%**                        0.0%****
                                                                              =========                      =========
Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's)......................                  $1,608,572                      $1,451,650
Ratio of net investment income (loss) to average net assets                   1.41%(c)                      (0.04)%(c)
Ratio of operating expenses to average net assets.........                    1.09%(c)                      (1.38)%(c)
Portfolio turnover rate...................................                   11.3%                           0.4%

___________________
(a) The Gabelli Dividend & Income Trust commenced investment operations on November 28, 2003.
(b) The beginning NAV includes a $.04 reduction for costs associated with the initial public offering.
(c) Annualized.
* Based on current earnings and subject to change and recharacterization at fiscal year end.
**  Total return for the period of less than one year is not annualized.
*** Based on net asset value per share at commencement of operations of $19.06 per share. Total return for the period of less than one year is not annualized.
****Based on market value per share at initial public offering of $20.00 per share. Total return for the period of less than one year is not annualized.

                                Use of Proceeds

         The net proceeds of the offering are estimated at approximately $ , after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.


                                   The Fund

         The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on August 20, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund commenced its investment operations on November 28, 2003 and, accordingly, has a limited operating history. The Fund's principal office is located at One Corporate Center, Rye, New York 10580-1422.

         The Fund has 84,994,505 common shares outstanding, 73,000,000 of which were issued on November 28, 2003 in connection with the Fund's initial public offering and 9,700,000 of which were issued on January 7, 2004 pursuant to an overallotment option exercised by the Fund's underwriters. The remaining common shares outstanding are owned by the Investment Adviser or its sole shareholder, Gabelli Asset Management Company, Inc. The Fund currently trades on the NYSE under the symbol "GDV."

         The following table provides information about the Fund's outstanding shares as of June 30, 2004.

                                                                   Amount held by
Title of Class                       Amount Authorized        the Fund for its Account        Amount Outstanding
-----------------------------      ---------------------    ---------------------------     ---------------------
Common Shares..............              Unlimited                        0                       84,994,505
Preferred Shares
     Series A Preferred....              Unlimited                        0                            0
     Series B AMPS.........              Unlimited                        0                            0
     Series C AMPS.........              Unlimited                        0                            0

                                Capitalization

   The following table sets forth the unaudited capitalization of the Fund as of September 15, 2004, and its adjusted capitalization assuming the Series A Preferred and/or the AMPS offered in this prospectus had been issued.


                                                                      As of September 15, 2004
                                                                      ----------------------------
                                                                      Actual           As adjusted
                                                                      ------------    -------------
   Preferred shares, $0.001 par value, unlimited shares                                (unaudited)
   authorized.
        (The "Actual" column reflects the Fund's
        outstanding capitalization as of September 15,
        2004; the "As Adjusted" column assumes the
        issuance of 4,000,000 shares of Series A Preferred
        and 8,000 shares of AMPS, $25 and $25,000
        liquidation preference, respectively).................          --            $   300,000,000
                                                                    ---------------   ---------------
   Shareholders' equity applicable to common shares:
   Common shares, $.001 par value per share; 84,842,505
   shares outstanding.........................................      $       84,843    $        84,843
   Paid-in surplus*...........................................       1,617,373,217      1,611,623,217

   Distributions in excess of net investment income...........         (50,685,669)       (50,685,669)
   Net unrealized appreciation................................          39,974,095         39,974,095
                                                                    ---------------   ---------------
   Net assets applicable to common shares.....................       1,606,746,486      1,600,996,486
                                                                    ---------------   ---------------
   Net assets, plus the liquidation preference of
   preferred shares...........................................       1,606,746,486      1,900,996,486
                                                                    ==============    ===============

* As adjusted paid-in surplus reflects a reduction for the sales load and estimated offering cost of the Series A Preferred and/or the AMPS issuance of $5,750,000.


   For financial reporting purposes the Fund is required to deduct the liquidation preference of its outstanding preferred shares as well as the principal amount of its outstanding senior debt from "net assets," so long as the senior securities have redemption features that are not solely within the control of the Fund. For all regulatory purposes, the Fund's preferred shares will be treated as equity (rather than as indebtedness).

                       Investment Objective and Policies

Investment Objective

         The Fund's investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in dividend paying or income producing equity or debt securities.

Investment Methodology of the Fund

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

         o the Investment Adviser's own evaluations of the private market value (which is defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

         o        the interest or dividend income generated by the securities;

         o        the potential for capital appreciation of the securities;

         o the prices of the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of call protection or other protective covenants; and

         o the existence of any anti-dilution protections or guarantees of the security.

         The Investment Adviser's investment philosophy with respect to debt and equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

         Equity Securities. Under normal market conditions the Fund will invest at least 50% of its total assets in dividend paying equity securities, i.e., common stocks and preferred stocks.

         Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock. Generally speaking, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred stocks, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated "BBB" or better by S&P or "Baa" or better by Moody's or considered by the Investment Adviser to be of similar quality. There is no minimum credit rating or independent investment limitation for these securities in which the Fund may invest. Preferred stocks and convertible securities may have many of the same characteristics and risks as nonconvertible debt securities. See " -- Lower Grade Securities."

         The Investment Adviser believes that preferred stock and convertible securities of certain companies offer the opportunity for capital appreciation as well as periodic income. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible securities may trade more like common stock than like fixed income securities, which may result in above average appreciation if the company's performance improves. Even if the credit quality of such a company is not in question, the market price of its convertible securities may reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This can result in the possibility of capital appreciation if the price of the company's common stock recovers.

         Lower Grade Securities. The Fund may invest up to 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies or non-rated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than "BBB" by S&P or lower than "Baa" by Moody's (or unrated debt securities of comparable quality) are referred to in the financial press as "junk bonds."

         Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

         Lower grade securities and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

         As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

         Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and/or the dynamics and business climate when the offer or proposal is in process. The Investment Adviser has experience investing in securities subject to reorganization as a secondary strategy, and since 1993 the Investment Adviser has advised a registered open-end fund which from time to time uses risk arbitrage as a principal investment strategy. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Temporary Defensive Investments. Under normal market conditions at least 80% of the Fund's assets will consist of "dividend paying securities" i.e., common stock and other equity securities of foreign and domestic companies which have historically paid periodic dividends to holders, or "income securities," i.e., non-dividend paying equity or debt securities having a history of regular payments or accrual of income to holders. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated "A-1" or higher by S&P or "Prime-1" by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See "Management of the Fund -- General." The Fund may find it more difficult to achieve it investment objective during temporary defensive periods.

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

         Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in this Prospectus and the SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Forward Foreign Currency Exchange Contracts. Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by an underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

         Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Foreign Securities. The Fund may invest up to 35% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies. See "Risk Factors and Special Considerations -- Risks of Investing in the Fund -- Foreign Securities."

         The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers, which will not be included in this foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.

         Industry Concentration. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risk Factors and Special Considerations -- Risks of Investing in the Fund -- Industry Concentration Risk."

         Leveraging. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with Securities and Exchange Commission staff guidelines, which may permit each fund to obtain leverage at attractive rates. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. See "Risk Factors and Special Considerations -- Risks Associated with both the Series A Preferred and AMPS-- Leverage Risk."

         In the event the Fund had both outstanding preferred shares (such as the Series A Preferred or the AMPS) and senior securities representing debt at the same time, the Fund's obligations to pay dividends and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund's issuance of senior securities representing debt would have the effect of creating special risks for the Fund's preferred shareholders (including the holders of Series A Preferred and/or AMPS) that would not be present in a capital structure that did not include such securities. See "Risk Factors and Special Considerations -- Risks Associated with both the Series A Preferred and AMPS -- Special Risks to Preferred Shares of Senior Securities Representing Debt."

         Further information on the investment objectives and policies of the Fund are set forth in the SAI.

         Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Fund's Series A Statement of Preferences and Statement of Preferences of each of the series of AMPS , a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI.

         Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies -- Additional Investment Policies -- Loans of Portfolio Securities" in the SAI.

         Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

         Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

         As of June 30, 2004, the portfolio turnover rate of the Fund since January 1, 2004 was 11.3%. The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.

         Further information on the investment objective and policies of the Fund are set forth in the SAI.


                    Risk Factors and Special Considerations

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Preferred Shares

Special Risks of the Series A Preferred

         Fluctuations in Market Price. The market price for the Series A Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred and other factors.

         Illiquidity Risk. Prior to the offering, there has been no public market for the Series A Preferred. In the event the Series A Preferred is issued, prior application will have been made to list the Series A Preferred on the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its issuance, the Series A Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series A Preferred, however, they have no obligation to do so. Consequently, the Series A Preferred may be illiquid during such period. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series A Preferred being liquid at any time.

Special Risks of the AMPS

         Auction Risk. You may not be able to sell your AMPS at an auction if the auction fails, i.e., if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place an order at an auction to retain AMPS only at a specified rate that exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the affected series of AMPS, which could also affect the liquidity of your investment. See "Description of the Series A Preferred and the AMPS" and "The Auction of AMPS."

         Secondary Market Sale Risk. If you try to sell your AMPS between auctions, you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that may maintain a secondary trading market for each series of the AMPS are not required to maintain this market, and the Fund is not required to redeem the AMPS if either an auction or an attempted secondary market sale fails because of a lack of buyers. In addition, a broker-dealer may, in its own discretion, decide to sell AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS. The AMPS are not listed on a stock exchange or the NASDAQ stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.

Risks Associated With Both the Series A Preferred and AMPS

         General Risks of Preferred Shares. There are a number of risks associated with an investment in the Series A Preferred or the AMPS.

         The market value for the Series A Preferred and/or the AMPS will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred or the AMPS and other factors.

         The credit rating on the Series A Preferred and/or the AMPS could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series A Preferred and/or the AMPS. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series A Preferred and the AMPS.

         The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to pay dividends on the Series A Preferred and/or the AMPS.

         The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Series A Preferred and/or the AMPS. Further, if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio. In such circumstances, the Fund may be forced to mandatorily redeem shares of Series A Preferred and/or AMPS.

         In general, the Fund may redeem your AMPS at any time and may redeem your Series A Preferred at any time after , 2009 and may at any time redeem shares of either or both series to meet regulatory or rating agency requirements. Because of historically low interest rates, the current low cost of the AMPS to the Fund may rise dramatically, which in turn may prompt the Fund to redeem the AMPS earlier than it otherwise might. The Series A Preferred and/or each series of AMPS are subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Series A Preferred or the AMPS. Subject to such circumstances, the Series A Preferred and/or the AMPS are perpetual.

         The Series A Preferred and the AMPS are not obligations of the Fund. The Series A Preferred and/or the AMPS would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund, including any senior securities of the Fund representing debt. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series A Preferred and/or the AMPS for the full redemption price.

         Leverage Risk. The Fund intends to use financial leverage for investment purposes by issuing preferred shares and/or senior securities representing debt. It is currently anticipated that, taking into account the Series A Preferred and/or the AMPS being offered in this prospectus, the amount of leverage initially will represent approximately 6% of the Fund's total assets. The Fund expects that depending on interest rates and available investment opportunities it will increase its financial leverage through the issuance of additional senior securities up to approximately 33% of the Fund's total assets including the proceeds of the Series A Preferred and/or the AMPS. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Series A Preferred and/or the AMPS. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make dividend payments on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation."

         Because the fee paid to the Investment Adviser will be calculated on the basis of the Fund's net assets, which includes for this purpose assets attributable to the aggregate net asset value of the common shares plus assets attributable to any outstanding preferred shares, with no deduction for the liquidation preference of any preferred shares, the fee may be higher when leverage in the form of preferred shares is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed not to accept an incremental fee on any Series A Preferred or AMPS, as the case may be, to the extent the Fund's total return allocable to the common shares fails to meet certain hurdles described under "Management of the Fund - General."

         Special Risks to Preferred Shares of Senior Securities Representing Debt. As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue senior securities representing debt. In the event the Fund were to issue such securities, the Fund's obligations to pay dividends and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund's issuance of senior securities representing debt would have the effect of creating special risks for the Fund's preferred shareholders (including the holders of Series A Preferred and/or AMPS) that would not be present in a capital structure that did not include such securities.

         Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares (including the Series A Preferred and/or AMPS) to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

         Securities and Exchange Commission Inquiries. Merrill Lynch and Citigroup Global Markets Inc. have advised the Fund that they and certain broker-dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Merrill Lynch, Citigroup Global Markets Inc. and those other broker-dealers are cooperating and expect to continue to cooperate with the Securities and Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the AMPS or the auctions.

Risks of Investing in the Fund

         Limited Operating History. The Fund is a non-diversified, closed-end management investment company with a limited operating history.

         Common Stock Dividend Policy Risk. The Fund has recently adopted a policy, which may be changed at any time by the Board of Trustees, of paying a monthly distribution on its common shares of $.10 per share, which is equal to an annual rate of 6% of the original issue price of the common shares. In the event investment returns do not provide sufficient amounts to fund such distributions, the Fund may be required to return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund's Series A Preferred and each series of AMPS. The Fund made its third dividend payment on September 24, 2004, a portion of which constituted a return of capital.

         Value Investing Risk. The Fund focuses its investments on dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

         Non-Diversified Status. The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company," or RIC, for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year (a) not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses; and (b) at least 50% of the market value of the Fund's assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.

         As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

         Industry Concentration Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund chose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

         Special Risks Related to Preferred Securities. There are special risks associated with the Fund's investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the Fund's return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

         Illiquid Securities. The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

         Foreign Securities Risk. The Fund may invest up to 35% of its total assets in the securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund does not have an independent limit on the amount of its assets that it may invest in the securities of foreign issuers.

         The Fund also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

         Smaller Companies. While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

         Investment Companies. The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund's common shares will be subject to duplicative investment expenses.

         Lower Grade Securities. The Fund may invest up to 10% of its total assets in nonconvertible preferred stock or debt securities rated in the lower rating categories of nationally recognized statistical rating organizations (i.e., rated "Ba" or lower by Moody's or "BB" or lower by S&P or Fitch) or unrated securities of comparable quality, and an unlimited percentage of it assets in convertible bonds of such quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o        greater volatility;

         o        greater credit risk and risk of default;

         o potentially greater sensitivity to general economic or industry conditions;

         o        potential lack of attractive resale opportunities
                  (illiquidity); and

         o additional expenses to seek recovery from issuers who default.

         In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

         Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         As a part of its investments in lower grade fixed-income securities, the Fund may invest in the securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers' securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

         For a further description of lower grade securities and the risks associated therewith, see "Investment Objective and Policies -- Certain Investment Practices -- Lower Grade Securities." For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

         Special Risks of Derivative Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         o        the creditworthiness of counterparties.

         Futures Transactions. The Fund may invest without limit in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

         o no assurance that futures contracts or options on futures can be offset at favorable prices;

         o possible reduction of the return of the Fund due to the use of hedging;

         o possible reduction in value of both the securities hedged and the hedging instrument;

         o possible lack of liquidity due to daily limits or price fluctuations;

         o imperfect correlation between the contracts and the securities being hedged; and

         o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

         Forward Currency Exchange Contracts. There is no independent limit on the Fund's ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

         For a further description of such derivative investments, see "Investment Objective and Policies -- Additional Investment Policies" in the SAI.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

         For a further description of such loans of portfolio securities, see "Investment Objective and Policies -- Additional Investment Policies -- Loans of Portfolio Securities" in the SAI.

         Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

         Interest Rate Transactions. The Fund may enter into an interest rate swap or cap transaction with respect to all or a portion of the AMPS. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See "How the Fund Manages Risk -- Interest Rate Transactions."

         Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

         Current Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Series A Preferred and/or the AMPS.

         Anti-Takeover Provisions. The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover Provisions of the Fund's Governing Documents."

         Status as a Regulated Investment Company. The Fund has elected and has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other federal income tax considerations.



                           How the Fund Manages Risk

Investment Restrictions

          The Fund has adopted certain investment limitations, some of which are fundamental policies of the Fund, designed to limit investment risk and maintain portfolio diversification. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In, addition, pursuant to the Fund's Series A Statement of Preferences and Statement of Preferences of each of the series of AMPS , a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund may become subject to guidelines that are more limiting than its current investment restrictions in order to obtain and maintain ratings from Moody's and S&P on its preferred shares.

Interest Rate Transactions

         The Fund may enter into interest rate swap or cap transactions in relation to all or a portion of the AMPS in order to manage the impact on its portfolio of changes in the dividend rate of each series of the AMPS. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for the AMPS that is lower than the Fund would have to pay if it issued fixed rate preferred shares.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on each series of the AMPS. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends when due in accordance with the Statement of Preferences of each series of the AMPS even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on each series of the AMPS. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on each series of the AMPS. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for each series of the AMPS.

A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Series A Statement of Preferences and Statement of Preferences for each series of the AMPS, if the Fund fails to maintain the required asset coverage on the outstanding preferred shares (including the AMPS) or fails to comply with other covenants, the Fund may, at its option (and in certain circumstances will be required to), mandatorily redeem some or all of these shares. The Fund may also choose to redeem some or all of the AMPS at any time. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to the AMPS in a notional amount in excess of the outstanding amount of the AMPS. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

                            Management of the Fund

General

         The Fund's Board of Trustees (who, with the Fund's officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory contract with the Fund, the Investment Adviser, under the supervision of the Fund's Board, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets. As used in this prospectus, net assets means the aggregate net asset value of the common shares (which includes for this purpose assets attributable to outstanding preferred shares, if any, with no deduction for the liquidation preference of such preferred shares). However, the Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of, as the case may be, its outstanding Series A Preferred and/or AMPS for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series A Preferred, the stated annual dividend rate of such series and (ii) in the case of the AMPS, the net cost of capital to the Fund with respect to each series of the AMPS for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on each series of the AMPS and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its AMPS dividend obligations). This waiver will apply to the portion of the Fund's assets attributable to the Series A Preferred and each series of the AMPS Preferred, respectively, for so long as any shares of such series remain outstanding.

The Investment Adviser

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2004, the Investment Adviser acted as registered investment adviser to 27 management investment companies with aggregate net assets of $12.1 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $28.2 billion as of June 30, 2004. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.6 billion under management as of June 30, 2004. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Funds (money market funds) and separate accounts having aggregate assets of $1.0 billion under management as of June 30, 2004. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $438 million under management as of June 30, 2004.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

Payment of Expenses

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the investment advisory agreement between the Fund and the Investment Adviser (the "Advisory Agreement"), including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value), as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, offering expenses, expenses for legal and Independent Registered Public Accounting Firm services, rating agency fees, costs of printing proxies, share certificates and shareholder reports, charges of the custodian, any subcustodian, auction agent, transfer agent(s) and dividend paying agent, expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, Security and Exchange Commission fees, fees and expenses of unaffiliated directors, accounting and pricing costs, including costs of calculating the net asset value of the Fund, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Selection of Securities Brokers

         The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

         Mario J. Gabelli currently leads the investment team responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for a number of other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Vice Chairman of the Board of Lynch Corporation, a diversified manufacturing company, and Vice Chairman of the Board and Chief Executive Officer of Lynch Interactive Corporation, a multimedia and communications services company.

         Barbara G. Marcin serves as a senior portfolio manager for the Fund. Ms. Marcin joined Gabelli Asset Management Inc. in 1999 to manage larger capitalization value style portfolios. Ms. Marcin currently serves as the portfolio manager of the Gabelli Blue Chip Value Fund. Prior thereto, she worked at Citibank Global Asset Management where she was head of value investments and was a member of the Global Investment Policy Committee and co-Chair of the U.S. Equity Policy Committee. Prior to joining Citibank, she worked at Fiduciary Trust Company for ten years as a portfolio manager and as an analyst in the Personal Financial Management Group at EF Hutton. Ms. Marcin received a M.B.A. from Harvard University and a B.A. from the University of Virginia.

Non-Resident Trustees

         Karl Otto Pohl, Anthonie C. van Ekris and Mario d'Urso, Trustees of the Fund, reside outside the United States and all or a significant portion of their assets are located outside the United States. None of these trustees has an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against either director in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against either trustee in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States.

Sub-Administrator

         The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

         The Securities and Exchange Commission, the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests and subpoenas from the Securities and Exchange Commission and the New York Attorney General in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests and have been independently reviewing their mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Advisory Agreement. More specifically, the Investment Adviser has not found any evidence of facilitating trading in the Gabelli mutual funds after the 4:00 p.m. pricing time or of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser has found that one investor, which had been engaged in short term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and which had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund only after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. Inasmuch as both the Investment Adviser's review of its mutual fund practices and the governmental probes of the mutual fund industry are ongoing, no assurance can be provided that additional facts will not come to light in the course of its review that may be material to the Investment Adviser or that the Investment Adviser will not become the subject of enforcement or other proceedings by the Securities and Exchange Commission or the New York Attorney General. In light of the current turmoil in the mutual fund industry arising from the late trading, improper market timing and employee trading problems, there can be no assurance that any such action could not have an adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Advisory Agreement.

                            Portfolio Transactions

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

                          Dividends and Distributions

         The Fund has a policy, which may be modified at any time by its Board of Trustees, of paying regular distributions on its common shares. The Fund has recently adopted a policy, which may be changed at any time by the Board of Trustees, of paying monthly distributions of $.10 per share, which is equal to an annual rate of 6% of the offering price per common share. This policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. On September 24, 2004, the Fund paid its third dividend of $.30 per share, a portion of which constituted a return of capital. To avoid paying income tax at the corporate level, the Fund will distribute substantially all of its investment company taxable income and net capital gains.

         The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although, as previously mentioned, the Fund intends to distribute substantially all of its net capital gain each year. In the event that the Fund's investment company taxable income and net capital gains exceed the total of the Fund's quarterly distributions and the amount of distributions on any preferred shares issued by the Fund, the Fund intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions and the amount of distributions on any preferred shares issued by the Fund exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her shares. Any distributions to the holders of preferred shares which constitute tax-free return of capital will reduce a shareholder's tax basis in such preferred shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the preferred shares. Any amounts distributed to a preferred shareholder in excess of the basis in the preferred shares will generally be taxable to the shareholder as capital gain. See "Taxation."

         In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund's current policy is to make quarterly distributions to holders of its common shares. The exemption also permits the Fund to make such distributions with respect to its preferred shares, if any, in accordance with such shares' terms.


                     Description of The Series A Preferred
                                 And THE Amps

         The Fund offers by this prospectus, in the aggregate, $ million of preferred shares of either Series A Preferred or AMPS, or a combination of such series. The following is a brief description of the terms of each of the Series A Preferred and each of the series of AMPS. This description does not purport to be complete and is qualified by reference to the Fund's Declaration of Trust and Statements of Preferences (the Fund's Governing Documents), including the provisions of the Series A Statement of Preferences and Statement of Preferences of each of the series of AMPS . For complete terms of the Series A Preferred or each series of the AMPS, including definitions of terms used in this prospectus, please refer to the actual terms of such series, which are set forth in the applicable Statement of Preferences.

General

         Under its Governing Documents, the Fund is authorized to issue an unlimited amount of preferred shares. Under its Governing Documents, the Fund is authorized to issue such preferred shares as Series A Preferred and AMPS in the amounts offered by this Prospectus. No fractional shares of either series will be issued. The Board of Trustees reserves the right to issue additional preferred shares, including Series A Preferred or AMPS, or senior securities representing debt from time to time, subject to the restrictions in the Fund's Governing Documents and the 1940 Act.

         If and when issued, the Series A Preferred will have a liquidation preference of $25 per share and the AMPS will have a liquidation preference of $25,000 per share. Upon a liquidation, each holder of Series A Preferred or AMPS will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund's creditors but before any distributions with respect to the Fund's common shares or any other shares of the Fund ranking junior to the Series A Preferred and the AMPS as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid dividends (whether or not earned or declared, excluding interest thereon) to the date of distribution and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. The Series A Preferred and the AMPS will rank on a parity with any other series of preferred shares (including other series of AMPS) of the Fund as to the payment of dividends and the distribution of assets upon liquidation, and will be junior to the Fund's obligations with respect to any outstanding senior securities representing debt. Series A Preferred and each series of the AMPS each carry one vote per share on all matters on which such shares are entitled to vote. The Series A Preferred and each series of the AMPS will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board of Trustees may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of shares senior to the Series A Preferred and/or the AMPS.

Rating Agency Guidelines

         Upon issuance, both the Series A Preferred and the AMPS will be rated "Aaa" by Moody's. In addition, the AMPS will also be rated "AAA" by S&P. The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, including any outstanding Series A Preferred or AMPS, with respect to the separate guidelines Moody's and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Basic Maintenance Amount" is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid dividends (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unpaid dividends on the Fund's common shares) less (ii) the Fund's (a) cash and (b) assets consisting of indebtedness which (y) to mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. Government Securities or evidences of indebtedness rated at least "Aaa," "P-1", "VMIG-1" or "MIG-1" by Moody's or "AAA", "SP-1+" or "A-1+" by S&P, and (z) is held by the Fund for the payment of dividends or distributions, the redemption or repurchase of preferred shares or the Fund's liabilities.

         If the Fund does not timely cure a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the Series A Preferred or the AMPS at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, including the Series A Preferred or the AMPS, as described below under " -- Redemption."

         The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the Series A Preferred or the AMPS at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody's and S&P, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody's and S&P (or such other rating agency then rating the Series A Preferred and/or the AMPS at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the Series A Preferred and/or the AMPS.

         The Board of Trustees may amend either the Series A Statement of Preferences or the Statement of Preferences of each of the series of AMPS `s definition of "Maximum Rate" (the "maximum rate" as defined below under " -- Dividends on the AMPS -- Maximum Rate") to increase the percentage amount by which the applicable reference rate is multiplied or to increase the applicable spread to which the reference rate is added to determine the maximum rate without the vote or consent of the holders of the AMPS or any other shareholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase

         As described by Moody's and S&P, the ratings assigned to the Series A Preferred and each of the series of AMPS are assessments of the capacity and willingness of the Fund to pay the obligations of each of the Series A Preferred and each of the series of AMPS. The ratings on the Series A Preferred and each of the series of AMPS are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of Series A Preferred or AMPS will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         The rating agency guidelines will apply to the Series A Preferred or AMPS, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to Moody's and S&P for rating the Series A Preferred and the AMPS.

Asset Maintenance Requirements

         In addition to the requirements summarized under " -- Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. The 1940 Act requirements are summarized below.

         The Fund will be required under the Series A Statement of Preferences and the Statement of Preferences of each of the series of AMPS to determine whether it has, as of the last business day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are stock, including any outstanding Series A Preferred and the AMPS. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, in the case of the Series A Preferred, or 10 business days, in the case of each series of AMPS, (including the Series A Preferred or the AMPS) the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage. See " -- Redemption" below.

         If the shares of Series A Preferred and/or AMPS offered hereby had been issued and sold as of September 15, 2004, the asset coverage required under the 1940 Act (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $5,750,000), would have been computed as follows:



                Value of Fund assets less liabilities
                 not constituting senior securities                             $1,900,996,846
    --------------------------------------------------------------     =       -----------------   =  634%
             Senior securities representing indebtedness                          $300,000,000
    plus liquidation preference of each class of preferred shares

Dividends on the Series A Preferred

         Upon issuance of the Series A Preferred (if issued), holders of shares of Series A Preferred will be entitled to receive, when, as and if declared by the Board of Trustees of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate of % (computed on the basis of a 360-day year consisting of twelve 30-day months) of the liquidation preference of $25 per share, payable quarterly on , , and each year or, if any such day is not a business day, the immediately succeeding business day. Such
dividends will commence on   , 2009 and will be payable to the persons in whose
names the shares of Series A Preferred are registered at the close of business on the fifth preceding business day.

         Dividends on the shares of Series A Preferred will accumulate from the date on which such shares are issued.

Dividends on the AMPS

         General. Upon issuance of the AMPS (if issued), the holders of each series of AMPS will be entitled to receive cash dividends stated at annual rates as a percentage of its $25,000 per share liquidation preference, that will vary from dividend period to dividend period. The dividend rate for the initial dividend period for each series of AMPS offered in this prospectus will be the rate set out on the cover of this prospectus. For subsequent dividend periods, each series of AMPS will pay dividends based on a rate set at the auction, normally held weekly, but the rates set at the auction will not exceed the maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below.

         Dividend Payments. Except as described below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See " -- Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

         Dividends on each series of AMPS will be paid on the dividend payment date to holders of record as their names appear on the Fund's share ledger or share records on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's share ledger or share records on a date not more than 15 days before the payment date, as the Fund's Board of Trustees may fix.

         The dividend paying agent, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of each series of AMPS. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of each series of AMPS in same-day funds, these shareholders will not have funds available until the next business day.

         Dividend Rate Set at Auction. The AMPS pay dividends based on a rate set at auction at which each series of AMPS may be bought and sold. The auction usually is held weekly, but may be held more or less frequently. The Bank of New York, the auction agent, reviews orders from broker-dealers on behalf of existing holders who wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders who wish to buy shares of a series of AMPS. The auction agent then determines the lowest dividend rate that will result in all of the shares of a series of AMPS continuing to be held. See "The Auction of AMPS."

         If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

         o the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

         o the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

         o the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

         Determination of Dividend Rates. The Fund computes the dividends per share by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by $25,000 to arrive at the dividend per share.

         Maximum Rate. The dividend rate that results from an auction for each of the series of AMPS will not be greater than the applicable "maximum rate." The maximum rate for any standard dividend period will be the greater of the applicable percentage of the Reference Rate or the Reference Rate plus the applicable spread. The Reference Rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread will be determined based on the lower of the credit ratings assigned to each series of AMPS by Moody's and S&P on the auction date for such period (as set forth in the table on the next page). If Moody's and/or S&P do not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Fund will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.

         The Fund will take all reasonable action necessary to enable Moody's and S&P to provide ratings for each series of AMPS. If such ratings are not made available by Moody's or S&P, the Fund, after consultation with the lead Broker-Dealer, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, will select one or more other rating agencies to act as substitute rating agencies.

         The "LIBOR Rate," as described in greater detail in the Statement of Preferences of each of the series of AMPS, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for each series of AMPS.

         The "Treasury Index Rate," as described in greater detail in the Statement of Preferences of each of the series of AMPS , is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for each series of AMPS.

--------------------------------------------------------------------------------------------------------------
                  Credit Ratings                          Applicable Percentage             Applicable Spread
----------------------------------------------------    -----------------------------     --------------------
         Moody's                      S&P
-------------------------      --------------------
           Aaa                        AAA                         125%                            1.25%
        Aa3 to Aa1                AA- to AA+                      150%                            1.50%
         A3 to A1                  A- to A+                       200%                            2.00%
       Baa3 to Baa1              BBB- to BBB+                     250%                            2.50%
      Ba1 and lower              BB+ and lower                    300%                            3.00%

         Assuming the Fund maintains an "AAA" and "Aaa" rating on the AMPS, the practical effect of the different methods used to determine the maximum rate is shown in the table below:


                            Maximum Applicable            Maximum Applicable               Method Used to
                              Rate Using the                Rate Using the        Determine the Maximum Applicable
   Reference Rate          Applicable Percentage           Applicable Spread                    Rate
--------------------     ------------------------        --------------------     ---------------------------------
         1%                      1.25%                          2.25%                          Spread
         2%                      2.50%                          3.25%                          Spread
         3%                      3.75%                          4.25%                          Spread
         4%                      5.00%                          5.25%                          Spread
         5%                      6.25%                          6.25%                          Either
         6%                      7.50%                          7.25%                        Percentage

         There is no minimum dividend rate in respect of any dividend period.

         Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any dividend or redemption price, as applicable, for each series of AMPS in a timely manner the dividend rate for each series of AMPS for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing, will be the default rate. In the event the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).

         The default rate is 300% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 300% of the applicable Treasury Index Rate for a dividend period of longer than 364 days.

         Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its common shares. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if shares of AMPS are sold in the secondary market.

         Any designation of a special dividend period will be effective only if (i) notice thereof has been given as provided for in the Governing Documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any dividend on, or the redemption price of, a series of AMPS has been cured as provided for in the Governing Documents, (iii) the auction immediately preceding the special dividend period was not a failed auction,
(iv) if the Fund has mailed a notice of redemption with respect to the applicable series of AMPS, the Fund has deposited with the paying agent all funds necessary for such redemption and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (as defined below), and the Fund has consulted with the broker-dealers for each series of AMPS including the lead broker-dealer, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Fund has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the AMPS at the request of the Fund.

         The dividend payment date for any special dividend period will be the first business day after the end of the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.

         Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

         See the SAI for more information.

Restrictions on Dividends and Other Distributions for the Series A Preferred and the AMPS

         So long as any Series A Preferred or AMPS is outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series A Preferred and/or AMPS as to the payment of dividends and the distribution of assets upon liquidation), unless:

         o the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative dividends on the Fund's preferred shares, including the Series A Preferred and/or AMPS, due on or prior to the date of such common share dividend or distribution;

         o the Fund has redeemed the full number of shares of Series A Preferred and/or AMPS to be redeemed pursuant to any mandatory redemption provision in the Fund's Governing Documents; and

         o after paying the dividend, the Fund meets applicable asset coverage requirements described under " -- Rating Agency Guidelines" and " -- Asset Maintenance Requirements."

         No full dividend will be declared or paid on the Series A Preferred or the AMPS for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with the Series A Preferred and AMPS as to the payment of dividends have been or contemporaneously are declared and paid. If full cumulative dividends due have not been paid on all outstanding preferred shares of the Fund ranking on a parity with the Series A Preferred and/or AMPS as to the payment of dividends, any dividends being paid on the preferred shares (including the Series A Preferred and/or the AMPS) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred shares on the relevant dividend payment date. The Fund's obligation to pay dividends on the Series A Preferred and/or the AMPS will be subordinate to its obligations to pay interest and principal, when due, on any of the Fund's senior securities representing debt.

Redemption

         Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares (including, at its discretion, the Series A Preferred or AMPS) in the event that:

         o the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Series A Preferred, or 10 business days in the case of the AMPS following such failure; or

         o the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

         The redemption price for shares of each of the Series A Preferred and each series of AMPS subject to mandatory redemption will be, respectively, $25 per share and $25,000 per share, in each case plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a series of AMPS having a dividend period of more than one year) any applicable redemption premium determined by the Board of Trustees.

         The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under " -- Optional Redemption of the AMPS" below, the Fund generally may exercise its optional redemption rights with respect to the AMPS at any time.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

         If fewer than all of the Fund's outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the 1940 Act and Delaware law, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

         Optional Redemption of the Series A Preferred. Prior to , 2009 the shares of Series A Preferred are not subject to optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing on , and thereafter, the Fund may at any time redeem shares of Series A Preferred in whole or in part for cash at a redemption price per share equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the 1940 Act and Delaware law.

         Optional Redemption of the AMPS. The Fund may, at its option, redeem each series of AMPS, in whole or in part, at any time following the initial dividend period so long as the Fund has not designated a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of a series of AMPS having a dividend period of one year or less, the redemption price per share will equal $25,000 plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date, and in the case of a series of AMPS having a dividend period of more than one year, for the redemption price plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the 1940 Act and Delaware law.

         Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of the Series A Preferred, and not less than seven days in the case of the AMPS, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding),
(iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated dividends to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date,
(vii) the provision of the Series A Statement of Preferences or Statement of Preferences of each of the series of AMPS , as applicable, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         The holders of Series A Preferred or AMPS will not have the right to redeem any of their shares at their option.

Liquidation Rights

         Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of Series A Preferred or AMPS then outstanding will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the common shares or any other class of shares of the Fund ranking junior to the Series A Preferred or the AMPS as to liquidation payments, a liquidation distribution in the amount of $25 per share, in the case of the Series A Preferred, or $25,000 per share, in the case of the AMPS, in either case plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding preferred shares of the Fund ranking on a parity with the Series A Preferred and/or the AMPS as to payment upon liquidation will be insufficient to permit the payment in full to such holders of the Series A Preferred and/or the AMPS and other parity preferred shares of the amounts due upon liquidation with respect to such shares, then such available assets will be distributed among the holders of the Series A Preferred, the AMPS and such other parity preferred shares ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the liquidation payments due to holders of the Series A Preferred and/or the AMPS and such other parity preferred shares have been paid in full, no dividends or distributions will be made to holders of the common shares or any other shares of the Fund ranking junior to the Series A Preferred and/or the AMPS and other parity preferred shares as to liquidation and junior to any senior securities representing debt.

Voting Rights

         Except as otherwise stated in this prospectus, specified in the Fund's Governing Documents or resolved by the Board of Trustees or as otherwise required by applicable law, holders of the Series A Preferred and/or the AMPS shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

         In connection with the election of the Fund's trustees, holders of the outstanding Series A Preferred, AMPS and the other series of preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of common shares and holders of the Series A Preferred, AMPS and other series of preferred shares, voting together as a single class. In addition, if (i) at any time dividends on the outstanding Series
A Preferred, AMPS and/or any other preferred shares are unpaid in an amount equal to at least two full years dividends thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the trustees of the Fund under the 1940 Act or the Statements of Preferences creating such shares, then the number of trustees constituting the Board of Trustees will be increased such that, when added to the two trustees elected exclusively by the holders of the Series A Preferred, AMPS and other series of preferred shares as described above, would then constitute a simple majority of the Board as so adjusted. Such additional trustees will be elected by the holders of the Series A Preferred, AMPS and the other series of preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than 10 nor more than 20 days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter pays or declares and sets apart for payment in full all dividends payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional trustees elected by the holders of the preferred shares (but not of the trustees with respect to whose election the holders of common shares were entitled to vote or the two trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate.

         In the event the Fund issues senior securities representing debt, preferred shareholders may not be able to exercise certain of their special voting rights under certain circumstances when they would otherwise be entitled to do so. Under the 1940 Act, the holders of senior securities representing debt are entitled to special voting rights under certain circumstances and these special voting rights would take precedence over the special voting rights of the preferred shares. Specifically, under the 1940 Act the terms of any senior securities representing debt that is not privately placed must provide either (i) for an event of default to be deemed to have occurred with respect to such senior debt in the event the issuer has had asset coverage of less than 100% for 24 consecutive months or (ii) for the senior debt holders to be entitled to elect a majority of the issuer's board in the event such senior debt has had asset coverage of less than 100% for 12 consecutive calendar months, with such voting right to continue until the senior debt has had asset coverage of 110% or more for three consecutive calendar months.

         In the event the Fund were to issue senior securities representing debt with the special voting rights described in (ii) above, it is possible that preferred shareholders would not be entitled to exercise their right to elect a majority of the board despite all predicate events for such rights having occurred.

         So long as shares of Series A Preferred or AMPS are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the preferred shares outstanding at the time (including the Series A Preferred or AMPS, as applicable) and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Fund's Governing Documents, whether by merger, consolidation or otherwise, so as to materially adversely affect in the aggregate the contract rights expressly set forth in the Governing Documents with respect to such preferred shares. Also, to the extent permitted under the 1940 Act, in the event preferred shares of more than one series are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affect the contract rights expressly set forth in the Governing Documents with respect to such shares of a series of preferred shares (such as the Series A Preferred or AMPS) differently than those of a holder of any other series of preferred shares without the affirmative vote of the holders of at least a majority of the preferred shares of each series materially adversely affected and outstanding at such time (each such adversely affected series voting separately as a class to the extent its rights are affected differently). The Fund's issuance of senior securities representing debt or additional shares of preferred stock will not be deemed to materially adversely affect the contract rights of any series of preferred shares.

         Under the Governing Documents, and applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares (including the Series A Preferred and/or the AMPS), voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares. The approval of 75% of all classes voting together and a majority (as that term is defined in the 1940 Act) of each class, voting separately, of the Fund's outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as that term is defined in the 1940 Act) of the Fund's outstanding preferred shares and a majority (as that term is defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve any action requiring a vote of security holders under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies" in this prospectus and "Investment Restrictions" in the SAI.

         The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board of Trustees without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody's and S&P (or any other rating agency then rating the Series A Preferred or the AMPS at the request of the Fund), as the case may be, or is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then-current rating of the preferred shares.

         The foregoing voting provisions will not apply to any Series A Preferred or series of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of Series A Preferred and/or AMPS will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares

         So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund's investment objective, policies and restrictions, the Fund may issue and sell shares of one or more other series of preferred shares or senior debt, provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares or senior debt and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds) have an "asset coverage" for all senior debt outstanding of at least 300% and an "asset coverage" for senior securities of the Fund which are stock and debt, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends. Any issued senior securities representing debt, however, may have certain voting preferences and dividend and liquidation priority over any preferred shares outstanding.

         The Fund anticipates that, depending on interest rates and available investment opportunities, it will offer additional preferred shares or senior securities representing indebtedness. However, the Fund will monitor market conditions, including, among other things, interest rates and the asset levels of the

Fund, and will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board of Trustees concludes that such an offering would be consistent with the Fund's Governing Documents and applicable law and in the best interest of existing common shareholders.

Repurchase of Series A Preferred and the AMPS

         The Fund is a closed-end investment company and, as such, holders of the Series A Preferred or AMPS do not and will not have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase Series A Preferred or, outside of an auction, AMPS when it is deemed advisable by the Board of Trustees in compliance with the requirements of the 1940 Act and regulations thereunder and other applicable requirements. Unlike a redemption of the Series A Preferred and/or the AMPS, where shareholders are subject to the redemption terms, in a repurchase offer the Fund is purchasing shares on an exchange (with respect to the Series A Preferred only) or otherwise (through private transactions or tender offers ) soliciting repurchases, and shareholders may choose whether or not to sell. The Fund will not repurchase AMPS at Auction. See "The Auction of AMPS."

         This Prospectus will serve as notice that the Fund may from time to time purchase Series A Preferred shares when such shares are trading below the $25 per share liquidation preference.

Book-Entry

         Shares of Series A Preferred will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of the Series A Preferred for all purposes. In accordance with the procedures of DTC, however, purchasers of Series A Preferred will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Series A Preferred may obtain registered certificates by contacting the Transfer Agent.

         Shares of each series of AMPS will initially be held by the auction agent as custodian for Cede & Co., in whose name the shares of each series of AMPS shall be registered. The Fund will treat Cede & Co. as the holder of record of each of the series of AMPS for all purposes.

                            The Auction of THE Amps

Summary of Auction Procedures

         The following is a brief summary of the auction procedures for the AMPS, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund's Governing Documents, including the provisions of the Statement of Preferences of each of the series of AMPS .

         The auctions determine the dividend rate for each series of AMPS, but each dividend rate will not be higher than the maximum rate. See "Description of the Series A Preferred and the AMPS -- Dividends on the AMPS." If you own shares of AMPS, you may instruct your broker-dealer to enter one of three kinds of order in the auction with respect to your shares: sell, bid and hold.

         o If you enter a sell order, you indicate that you want to sell AMPS at $25,000 per share, no matter what the next dividend period's rate will be.

         o If you enter a bid order, which must specify a dividend rate, you indicate that you want to purchase or hold the indicated number of AMPS at $25,000 per share if the dividend rate for the AMPS for the next dividend period is not less than the rate specified on the bid. A bid order will be deemed an irrevocable offer to sell AMPS only if the next dividend period's rate is less than the rate you specify.

         o If you enter a hold order you indicate that you want to continue to own AMPS, no matter what the next dividend period's rate will be.

         You may enter different types of orders for different portions of your AMPS. You may also enter an order to buy additional AMPS. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of each series of AMPS, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the AMPS and general economic conditions including current interest rates. If you own AMPS and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold AMPS, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

         If you do not then own AMPS, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

         Broker-dealers will submit orders from existing and potential holders of AMPS to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of AMPS. A broker-dealer's failure to submit orders for AMPS held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided that the broker-dealer is not an affiliate of the Fund. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed though it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by the broker-dealer in an auction, the Auction Rate may be higher or lower than the rate that would have prevailed had the broker-dealer not bid. The Fund may not submit an order in any auction.

         The auction agent after each auction for a series of AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 360, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv) the aggregate number of AMPS placed by such broker-dealer at such auction. In the case of any auction immediately preceding a dividend period of one year or longer, the service charge shall be determined by mutual consent of the Fund and any such broker-dealer and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such action. A broker-dealer may share a portion of any such fees with non-participating broker-dealers that submit orders to the broker-dealer for an auction that are placed by that broker-dealer in such auction.

         There are sufficient clearing bids for shares of a series of AMPS in an auction if the number of AMPS subject to bid orders by broker-dealers for potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of AMPS subject to sell orders and the number of AMPS subject to bids specifying rates higher than the then-maximum rate for the AMPS submitted or deemed submitted to the auction agent by broker-dealers for existing holders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rate bids submitted from existing and potential holders, would result in existing and potential holders owning all the AMPS available for purchase in the auction.

         If there are not sufficient clearing bids for AMPS, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. If the Fund has declared a special dividend period and there are not sufficient clearing bids, then the special dividend rate will not be effective and the dividend rate for the next period will be the same as during the current rate period. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the AMPS for which they submitted sell orders.

         The auction agent will not consider a bid above the then-maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to the AMPS and in so doing to help protect the earnings available to pay dividends on common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more AMPS offered for sale than there are buyers for those shares).

         If broker-dealers submit or are deemed to submit hold orders for all outstanding AMPS, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 90% of the reference rate, as determined in accordance with procedures set forth in the Statement of Preferences of each of the series of AMPS . This rate may be less than the rate that would have been determined if an auction had occurred. See "Description of the Series A Preferred and the AMPS -- Dividends on the AMPS -- Maximum Rate."

         A broker-dealer may bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an "all-hold" auction, or (iii) a dividend rate that the broker-dealer believes, in its sole discretion, does not reflect the market for the AMPS at the time of the auction. A broker-dealer may, but is not obligated to, advise owners of AMPS that the dividend rate that would apply in an "all-hold" auction may be lower than would apply if owners of AMPS submit bids, and such advice, if given, may facilitate the submission of bids by such owners that would avoid the occurrence of an "all-hold" auction.

         The auction procedures include a pro rata allocation of AMPS for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of AMPS in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their AMPS through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

         The first auction each series of AMPS will be held on the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for the Series B AMPS normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series B AMPS normally will begin on the following Wednesday. Following the initial dividend period, auctions for the Series C AMPS normally will be held every Thursday (or the next preceding business day if Thursday is a holiday), and each subsequent dividend period for the Series C AMPS normally will begin on the following Friday.

         If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

         The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

   Current Holder A         Owns 500 shares, wants to sell all     Bid order at 1.6% rate for all 500
                            500 shares if auction rate is less     shares
                            than 1.6%
   Current Holder B         Owns 300 shares, wants to hold         Hold order - will take the auction
                                                                   rate
   Current Holder C         Owns 200 shares, wants to sell all     Bid order at 1.4% rate for all 200
                            200 shares if auction rate is less     shares
                            than 1.4%
   Potential Holder D       Wants to buy 200 shares                Places order to buy at or above 1.5%
   Potential Holder E       Wants to buy 300 shares                Places order to buy at or above 1.4%
   Potential Holder F       Wants to buy 200 shares                Places order to buy at or above 1.6%

         The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 1.5% (the offer by D). Therefore, the dividend rate will be 1.5%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of AMPS

         The underwriters are not required to make a market in the AMPS. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase AMPS in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a broker-dealer may, in its own discretion, decide to sell AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS.

         You may sell, transfer, or otherwise dispose of the AMPS only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your AMPS in the name of a broker-dealer, a sale or transfer of your AMPS to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

         Further description of the auction procedures can be found in the SAI.

                       AUTHORIZED AND OUTSTANDING SHARES

Common Shares

         The Funds is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of August 20, 2003. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Trustees. The Board of Trustees of the Fund has authorized the issuance of an unlimited number of shares of two classes, the common shares and preferred shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. Common shares are not redeemable and have no preemptive, conversion or cumulative voting rights.

         The common shares are listed and traded on the NYSE under the symbol "GDV." The average weekly trading volume of the common shares on the NYSE for the period commencing November 25, 2003 and ending December 31, 2003 was 174,284 shares. The average weekly trading volume of the common shares on the NYSE for the period commencing January 1, 2004 and ending September 20, 2004 was 157,157 shares. The Fund's common shares have traded in the market at both a premium to and a discount from net asset value.

         The Fund is authorized, subject to maintaining required asset coverage on its preferred shares, to repurchase its common shares in the open market when the common shares are trading at a discount of 7.5% or more (or such other percentage as the Fund's Board of Trustees may determine from time to time) from net asset value.

         Shareholders whose common shares are registered in their own name will have all distributions reinvested pursuant to the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. For a more detailed discussion of the Fund's reinvestment plan, see "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.

Preferred Shares

         Currently, an unlimited amount of the Fund's shares have been classified by the Board of Trustees as preferred shares, par value $.001 per share. The terms of such preferred shares may be fixed by the Board and would materially limit and/or qualify the rights of the holders of the Fund's common shares. For a description of these terms and limitations, with respect to liquidation rights, dividends, the rights of holders of the Fund's preferred shares to receive distributions, and selection of trustees to the Fund's Board of Trustees, see "Description of the Series A Preferred and the AMPS." As of June 30, 2004, the Fund had no preferred shares outstanding.

                                   Taxation

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

         Based in part on a lack of present intention on the part of the Fund to voluntarily redeem the AMPS at any time in the future and the Fund's inability to voluntarily redeem the Series A Preferred until 2009, the Fund intends to take the position that under present law both the Series A Preferred and the AMPS will constitute equity, rather than debt of the Fund for Federal income tax purposes. It is possible, however, that the Internal Revenue Service (the "IRS") could take a contrary position asserting, for example, that the Series A Preferred and the AMPS constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If that position were upheld, distributions on the Series A Preferred and the AMPS would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The following discussion assumes the Series A Preferred and the AMPS are treated as equity.

         Distributions paid to you by the Fund from its investment company taxable income which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earning and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

         If the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

          Anti-Takeover Provisions of the Fund's Governing Documents

         The Fund presently has provisions in its Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case:

         o the ability of other entities or persons to acquire control of the Fund;

         o        the Fund's freedom to engage in certain transactions; or

         o the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management.

         These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See "Management of the Fund -- Trustees and Officers" in the SAI. A trustee of the Fund may be removed with cause by a majority of the remaining trustees and, without cause, by two-thirds of the remaining trustees or by two-thirds of the votes entitled to be cast for the election of such trustees.

         In addition, the affirmative vote of the holders of 75% of the outstanding voting shares (in addition to any required class votes) apply to mergers into or a sale of all or substantially all of the Fund's assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

         o merger or consolidation of the Fund with or into any other entity;

         o issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

         o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

         o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

         o the purchase of the Fund's common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of trustees). Reference is made to the Governing Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

         The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

         The Governing Documents of the Fund are on file with the Securities and Exchange Commission. For the full text of these provisions see "Additional Information."

                 Custodian, Transfer Agent, Auction Agent and
                           Dividend-Disbursing Agent

         State Street Bank and Trust Company (the "Custodian"), located at 150 Royall Street, Canton, Massachusetts 02021, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

         EquiServe Trust Company, N.A., located at P.O. Box 43025, Providence, Rhode Island 02940-3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for the common shares of the Fund.

         Series A Preferred. EquiServe will also serve as the Fund's transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred.

         AMPS. The Bank of New York, located at 100 Church Street, New York, New York 10286, will serve as the Fund's auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to each of the series of AMPS.

                                 Underwriting

         Subject to the terms and conditions of a purchase agreement dated , 2004, each underwriter named below for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriters, the number of preferred shares set forth opposite the name of such underwriter.


                                                         Number of Series A         Number of             Number of
                Underwriter                               Preferred Shares        Series B AMPS         Series C AMPS
 Merrill Lynch, Pierce, Fenner & Smith
               Incorporated.........................
 Citigroup Global Markets Inc.......................
 A.G. Edwards & Sons, Inc...........................
 Gabelli & Company, Inc.............................      ----------------        -------------         -------------
               Total................................      ================        =============         =============


         The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Series A Preferred and the AMPS, as applicable, if they purchase any such shares. In the purchase agreement, the Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

Offering of the Series A Preferred

         If offered, the underwriters propose to initially offer some of the Series A Preferred shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Series A Preferred shares to certain dealers at the public offering price less a concession not in excess of $ per share. The underwriting discount the Fund will pay of $ per share of the Series A Preferred is equal to % of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the underwriters may change the public offering price, concession and discount. Investors must pay for any Series A Preferred Shares purchased in the initial public offering on or before , 2004.

         The Fund has granted the underwriters an option to purchase up to additional shares of the Series A Preferred at the public offering price, less the underwriting load, within 30 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares of Series A Preferred proportionate to that underwriter's initial amount affected in the above table.

         Prior to the offering, there has been no public market for the Series A Preferred. Application has been made to list the Series A Preferred on the New York Stock Exchange. However, during an initial period that is not expected to exceed 30 days after the date of this prospectus, the Series A Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series A Preferred; however, they have no obligation to do so. Consequently, an investment in the Series A Preferred may be illiquid during such period.

         The underwriters may purchase and sell the Series A Preferred in the open market. These transactions may include short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares made by the underwriters in the open market prior to the completion of the offering.

         The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the underwriters have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

         Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the shares or preventing or retarding a decline in the market price of the Series A Preferred. As a result, the price of the Series A Preferred may be higher than the price that might otherwise exist in the open market.

         Neither the Fund nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Series A Preferred. The underwriters do not make any representation that they will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Offering of the AMPS

         The underwriters propose to initially offer some of each series of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of each series of the AMPS to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $ per share of the Series B AMPS is equal to % of the initial offering price. After the initial public offering, the underwriters may change the public offering price and concession. Investors must pay for any AMPS purchased in the initial public offering on or
before        , 2004.

         Merrill Lynch and Citigroup Global Markets Inc. have advised the Fund that they and certain Broker-Dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received letters from the Securities and Exchange Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Merrill Lynch and Citigroup Global Markets Inc. are cooperating fully with the Securities and Exchange Commission in this process. No assurance can be given as to whether the results of this process will affect the market for the AMPS or the auctions.

Provisions of Other Services to the Fund

         The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described under "How the Fund Manages Risk - Interest Rate Transactions" after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market markers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund. The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction of AMPS" and in the SAI.

         The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of A.G. Edwards &

Sons, Inc. is One North Jefferson Avenue, St. Louis, Missouri 63103. The principal business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580.

         Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc.

         The settlement date for the purchase of the Series A Preferred and the AMPS will be , 2004 as agreed upon by the underwriters, the Fund and the Investment Advisor pursuant to Rule 15cb-1 under the Securities Exchange Act of 1934.

                                 Legal Matters

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the common shares, and by Clifford Chance US LLP, New York, New York, counsel to the underwriters. Clifford Chance US LLP may rely on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to matters of Delaware law.

                                    Experts

         The audited financial statements of the Fund as of December 31, 2003 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm, given on the authority of that firm as experts in accounting and auditing. The report of PricewaterhouseCoopers LLP is incorporated by reference into the SAI. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                            Additional Information

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund's common shares are listed on the New York Stock Exchange under the symbol "GDV." Reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund will be available for inspection at the New York Stock Exchange, 20 Broad Street, New York, New York 10005, as the case may be.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and

Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Security and Exchange Commission's web site (http://www.sec.gov).

                        Privacy Principles of the Fund

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.


               Special Note Regarding Forward-Looking Statements

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                             TABLE OF CONTENTS OF
                    THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page

The Fund......................................................................3
Investment Objective and Policies.............................................3
Investment Restrictions......................................................11
Management of the Fund.......................................................12
Portfolio Transactions.......................................................18
Portfolio Turnover...........................................................19
Taxation.....................................................................19
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.............24
Additional Information concerning auctions for the AMPS......................26
Additional Information concerning the Series A Preferred and the AMPS........33
Moody's and S&P Guidelines...................................................38
Net Asset Value..............................................................53
Beneficial Owners............................................................53
General Information..........................................................54
Financial Statements.........................................................56
Glossary.....................................................................58


         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                                                   APPENDIX A

                            CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

-------------------------------------------------------------------------------
Aaa          Bonds that are rated Aaa are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
-------------------------------------------------------------------------------
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.
-------------------------------------------------------------------------------
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
-------------------------------------------------------------------------------
Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
-------------------------------------------------------------------------------
Ba           Bonds that are rated Ba are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
-------------------------------------------------------------------------------
B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
-------------------------------------------------------------------------------
Caa          Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
-------------------------------------------------------------------------------
Ca           Bonds that are rated Ca represent obligations that are
             speculative in a high degree. Such issues are often in default or have other marked shortcomings.
-------------------------------------------------------------------------------
C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
-------------------------------------------------------------------------------

STANDARD & POOR'S RATINGS SERVICES

-------------------------------------------------------------------------------
AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
-------------------------------------------------------------------------------
AA           Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
-------------------------------------------------------------------------------
A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
-------------------------------------------------------------------------------
BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
-------------------------------------------------------------------------------

Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                [Gabelli Logo]



                      The Gabelli Dividend & Income Trust

               Shares,   % Series A Cumulative Preferred Shares
                    (Liquidation Preference $25 per Share)

      Shares, Series B Auction Market Preferred Shares ("Series B AMPS")
                  (Liquidation Preference $25,000 per Share)

      Shares, Series C Auction Market Preferred Shares ("Series C AMPS")
                  (Liquidation Preference $25,000 per Share)







                            -----------------------
                                  PROSPECTUS
                            -----------------------






                              Merrill Lynch & Co.
                                   Citigroup
                                 A.G. Edwards
                            Gabelli & Company, Inc.


                                    , 2004

                      THE GABELLI DIVIDEND & INCOME TRUST

                          __________________________


                      STATEMENT OF ADDITIONAL INFORMATION

                  The Gabelli Dividend & Income Trust (the "Fund") is a non-diversified, closed-end management investment company that seeks to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of its assets will consist of dividend paying equity securities.

                  This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund
dated    , 2004 (the "Prospectus"). Investors should obtain and read the
Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 800-GABELLI (800-422-3554) or
(914) 921-5070. This SAI incorporates by reference the entire Prospectus.

                  The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the "SEC"), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

         This Statement of Additional Information is dated       , 2004.






[FLAG]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                               TABLE OF CONTENTS

                                                                            Page

Fund..........................................................................3
Investment Objective and Policies.............................................3
Investment Restrictions......................................................11
Management of the Fund.......................................................12
Portfolio Transactions.......................................................18
Portfolio Turnover...........................................................19
Taxation.....................................................................19
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.............24
Additional Information Concerning Auctions for AMPS..........................26
Additional Information Concerning the Series A Preferred and AMPS............33
Moody's and S&P Guidelines...................................................38
Net Asset Value..............................................................53
Beneficial Owners............................................................53
General Information..........................................................54
Financial Statements.........................................................56
Glossary.....................................................................58


         The Prospectus and this SAI omit certain information contained in the registration statement filed with the SEC, Washington D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge. This Statement of Additional Information is dated , 2004.

                                   The Fund

         The Gabelli Dividend & Income Trust is a recently organized closed-end non-diversified management investment company organized under the laws of the State of Delaware. The Fund's investment operations commenced on November 28, 2003. The Fund's common shares are listed on the New York Stock Exchange under the symbol "GDV."

                       Investment Objective and Policies

Investment Objective

         The objective of the Fund is to provide a high level of total return on its assets with an emphasis on dividends and income. No assurance can be given that the Fund will achieve its investment objective. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of the Fund's assets will consist of dividend paying equity securities. In making stock selections, the Fund's Investment Adviser (as hereinafter defined) looks for securities that have a superior yield, as well as capital gains potential.

Additional Investment Policies

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

         A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of Gabelli Funds, LLC (the "Investment Advisor") to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires.

Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

         As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

         Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

         The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

         In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

         The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

         Securities of Investment Companies. To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies.

Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund's common shares will be subject to duplicative investment expenses.

         Warrants and Rights. The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The

Fund will pay
reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

Additional Risks Relating to Derivative Investments

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

                            Investment Restrictions

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class. In the event the Fund were to issue any preferred shares, the approval of a majority of such shares (as defined under the 1940 Act) voting as a separate class would also be required. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

                  (1) invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities;

                  (2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

                  (3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

                  (4)      make loans of money or other property, except that
                           (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

                  (5) borrow money, except to the extent permitted by applicable law;

                  (6) issue senior securities, except to the extent permitted by applicable law; or

                  (7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                            Management of the Fund

TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by a "+".



                                                                                Number of
    Name (and Age),                                                           Portfolios in
 Position with the        Term of Office                                      Fund Complex            Other
     Fund and             and Length of    Principal Occupation During Past    Overseen by      Directorships Held
   Business Address1       Time Served2               Five Years                  Trustee            by Trustee
----------------------   ---------------   ---------------------------------  --------------   -------------------

INTERESTED TRUSTEES:
+Mario J. Gabelli (62)    Since 2003*      Chairman of the Board, Chief              24          Director of Morgan
Trustee and Chief                          Executive Officer of Gabelli                          Group Holdings,
Investment Officer                         Asset Management Inc. and Chief                       Inc. (holding
                                           Investment Officer of the                             company); Vice
                                           Investment Adviser and GAMCO                          Chairman of Lynch
                                           Investors, Inc; Director/Trustee                      Corporation
                                           and Chief Investment Officer of                       (diversified
                                           other registered investment                           manufacturing
                                           companies in the Gabelli fund                         company)
                                           complex; Vice Chairman and CEO
                                           of Lynch Interactive Corporation
                                           (multimedia and services).

+Karl Otto Pohl (74)      Since 2003***    Member of the Shareholder                 33          Director of
Trustee                                    Committee of Sal. Oppenheim Jr.                       Gabelli Asset
                                           & Cie, Zurich (private                                Management Inc.;
                                           investment bank); former                              Chairman,
                                           President of the Deutsche                             InCentive Capital
                                           Bundesbank and Chairman of its                        and Incentive
                                           Central Bank Council from 1980                        Asset Management
                                           through 1991; Director/Trustee                        (Zurich); Director
                                           of other registered investment                        at Sal Oppenheim
                                           companies in the Gabelli fund                         Jr. & Cie, Zurich
                                           complex.                                              (banking)

+Edward T. Tokar  (57)    Since 2003***    Chief Executive Officer of                1           Trustee of LEVCO
Trustee                                    Allied Capital Management LLC,                        Series Trust;
                                           1997 through 2004; Vice                               Trustee of DB
                                           President of Honeywell                                Hedge Strategies
                                           International Inc., 1997 through                      Fund LLC;
                                           2004; Senior Managing Director                        Director, the
                                           of Beacon Trust Company., since                       Topiary Benefit
                                           2004.                                                 Plan Investor Fund
                                                                                                 LLC

                                                       12

DISINTERESTED TRUSTEES:
Anthony J. Colavita       Since 2003**     President and Attorney at law in          35          --
(68) Trustee                               the law firm of Anthony J.
                                           Colavita, P.C. since 1961;
                                           Director/Trustee of other
                                           registered investment companies
                                           in the Gabelli fund complex.

James P. Conn (66)        Since 2003***    Former Managing Director and              12          Director of
Trustee                                    Chief Investment Officer of                           LaQuinta Corp.
                                           Financial Security Assurance                          (hotels) and First
                                           Holdings Ltd., 1992-1998;                             Republic Bank
                                           Director/Trustee of other
                                           registered investment companies
                                           in the Gabelli fund complex.

Mario d'Urso (64)         Since 2003*      Chairman of Mittel Capital                1
Trustee                                    Markets S.p.A, since 2001;
                                           Senator in the Italian
                                           Parliament, 1996-2001.

Frank J. Fahrenkopf,      Since 2003**     President and CEO of the                  4           Director of First
Jr. (65) Trustee                           American Gaming Association                           Republic Bank
                                           since June 1995; Partner in the
                                           law firm of Hogan & Hartson;
                                           Co-Chairman of the Commission on
                                           Presidential Debates; Former
                                           Chairman of the Republican National
                                           Committee; Director/Trustee of
                                           other registered investment
                                           companies in the Gabelli fund
                                           complex.

Michael J. Melarkey       Since 2003*      Attorney at law in the law firm           1           __
(54) Trustee                               of Avansino, Melarkey, Knobel &
                                           Mulligan.

Salvatore M. Salibello    Since 2003***    Certified Public Accountant with          1           __
(59) Trustee                               the accounting firm Salibello &
                                           Broder, since 1978.

Anthonie C. van Ekris     Since 2003**     Managing Director of BALMAC               20          Director of Aurado
(70) Trustee                               International, Inc.                                   Energy (oil and
                                           (commodities).                                        gas operations)

Salvatore J. Zizza (58)   Since 2003**     Chairman of Hallmark Electrical           11          Director of Hollis
Trustee                                    Supplies Corp.; Former Executive                      Eden
                                           Vice President of FMG Group (a                        Pharmaceuticals
                                           healthcare provider).                                 and Earl Scheib,
                                                                                                 Inc.



Officers

Name (and Age), Position with the        Term of Office and Length of
   Fund and Business Address1                    Time Served            Principal Occupation During Past Five Years
---------------------------------        ----------------------------   -------------------------------------------
Bruce N. Alpert (52)                              Since 2003            Executive Vice President and Chief
 President                                                              Operating Officer of the Investment
                                                                        Adviser since 1988; Director and President
                                                                        of Gabelli Advisers, Inc.; Officer of all
                                                                        other registered investment companies in
                                                                        the Gabelli fund complex.

James E. McKee (41)                               Since 2003            Vice President, General Counsel  and
Secretary                                                               Secretary of Gabelli Asset Management Inc.
                                                                        (since 1999) and of GAMCO Investors, Inc.
                                                                        (since 1993); Secretary

                                                     13

                                                                        of all of the registered investment companies
                                                                        in the Gabelli fund complex.

Richard C. Sell, Jr. (54 )                        Since 2003            Vice President, Controller of Gabelli &
Treasurer                                                               Company, Inc. since 1998.

Carter W. Austin (37)                             Since 2003            Vice President of the Gabelli Equity Trust
Vice President                                                          since 2000.  Vice President of the
                                                                        Investment Adviser since 1996.

Matthew A. Hultquist (25)                         Since 2003            Vice President of Gabelli Asset Management
Vice President and Ombudsman                                            Company since 2001 and Vice President of The
                                                                        Gabelli Equity Trust since 2004.

_____________________

+        "Interested person" of the Fund, as defined in the 1940 Act.
Mr. Mario Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Investment Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl is an "interested person" of the Fund as a result of his role as a director of the parent company of the Investment Adviser. Mr. Tokar is an "interested person" of the Fund as a result of his son's employment by an affiliate of the Investment Adviser.

1        Address:  One Corporate Center, Rye, New York 10580-1422, unless otherwise noted.

2        The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

         * Term expires at the Fund's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         ** Term expires at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         *** Term expires at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.


         The Board of Trustees of the Fund are divided into three classes, each class having a term of three years except as described below. Each year the term of office of one class of trustees of the Fund will expire. However, to ensure that the term of a class of the Fund's trustees expires each year, the initial terms of the Fund's trustees were as follows: the terms of Messrs. Mario J. Gabelli, Michael J. Melarkey and Mario d'Urso as trustees of the Fund expired in 2004 and they were elected to three year terms expiring in 2007; the terms of Messrs. Frank J. Fahrenkopf, Jr., Salvatore J. Zizza, Anthonie C. van Ekris, and Anthony J. Colavita as trustees of the Fund expire in 2005; and the terms of Messrs. James P. Conn, Karl Otto Pohl, Edward T. Tokar, and Salvatore M. Salibello as trustees of the Fund expire in 2006.


--------------------------------------------------------------------------------------------------------------------
Name of Trustee                          Dollar Range of Equity Securities in   Aggregate Dollar Range of Equity
                                         the Fund                               Securities in all Registered
                                                                                Investment Companies Overseen by
                                                                                Trustees in the Fund Complex
--------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Mario J. Gabelli                                     Over $100,000                          Over $100,000
--------------------------------------------------------------------------------------------------------------------
Karl Otto Pohl                                           None                                   None
--------------------------------------------------------------------------------------------------------------------
Edward T. Tokar                                          None                                   None
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Anthony J. Colavita                                  $1 - $10,000                           Over $100,000
--------------------------------------------------------------------------------------------------------------------
James P. Conn                                     $50,000 - $100,000                        Over $100,000
--------------------------------------------------------------------------------------------------------------------
Mario d'Urso                                             None                                   None
--------------------------------------------------------------------------------------------------------------------
Frank J. Fahrenkopf, Jr.                                 None                               $1 - $10,000
--------------------------------------------------------------------------------------------------------------------
Michael J. Melarkey                                $10,001 - $50,000                        Over $100,000
--------------------------------------------------------------------------------------------------------------------
Salvatore M. Salibello                                   None                               Over $100,000
--------------------------------------------------------------------------------------------------------------------
Anthonie C. van Ekris                                Over $100,000                          Over $100,000
--------------------------------------------------------------------------------------------------------------------
Salvatore J. Zizza                                $50,001 - $100,000                        Over $100,000
--------------------------------------------------------------------------------------------------------------------

All shares were valued as of September 15, 2004.

         The Trustees serving on the Fund's Nominating Committee are Messrs. Michael Melarkey, Salvatore Zizza and Anthony Colavita (Chairman). The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2003. The Fund does not have a standing compensation committee.

         Messrs. Salvatore Zizza (Chairman), Anthonie van Ekris and Frank Fahrenkopf, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's Independent Registered Public Accounting Firm. The Audit Committee met once during the year ended December 31, 2003.

         The Trust also has a Proxy Voting Committee, which, if so determined by the Board of Trustees, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund's portfolio for such period as the Board of Trustees may determine. The Trustees serving on the Proxy Voting Committee are Messrs. Tokar, Zizza and Conn.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $12,000 per year plus $1,500 per board meeting attended in person ($500 if attended telephonically) and $500 per committee meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         The following table shows the compensation that it is anticipated the trustees will earn in their capacity as trustees during the Fund's Fiscal Year ending December 31, 2004. The table also shows, for the year ended December 31, 2003, the compensation trustees earned in their capacity as trustees for the Fund and other funds in the Gabelli fund complex.


                                                 COMPENSATION TABLE

      NAME OF PERSON AND POSITION        ESTIMATED COMPENSATION FROM THE FUND   TOTAL COMPENSATION FROM THE FUND AND
                                                                                   FUND COMPLEX PAID TO TRUSTEES*
Mario J. Gabelli, Chairman of the Board                      $0                                       $0 (24)
Anthony J. Colavita                                     $19,500                                 $160,542.76 (35)
James P. Conn                                           $19,500                                  $58,451.09 (12)
Mario d'Urso                                            $19,500                                   $2,951.09 (1)
Frank J. Fahrenkopf, Jr.                                $20,500                                  $34,951.09 (4)
Michael J. Melarkey                                     $19,500                                   $2,951.09 (1)

                                              15

Karl Otto Pohl                                               $0                                         $0 (33)
Salvatore M. Salibello                                  $19,500                                   $2,951.09 (1)
Edward T. Tokar                                         $19,500                                   $2,951.09 (1)
Anthonie C. van Ekris                                   $20,500                                  $73,292.76 (20)
Salvatore J. Zizza                                      $20,500                                  $82,042.76 (11)
                                         ----------------------------------------------------------------------------

TOTAL                                                  $178,500                                $421,084.82

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2003 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out of pocket Trustee expenses. The number in parenthesis represents the number of such investment companies.

Indemnification of Officers and Trustees; Limitations on Liability

         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2004, the Investment Adviser acted as registered investment adviser to 27 management investment companies with aggregate net assets of $12.1 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $28.2 billion as of June 30, 2004. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a subadviser to management investment companies having aggregate assets of $13.6 billion under management as of June 30, 2004. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Funds (money market funds) and separate accounts having aggregate assets of $1.0 billion under management as of June 30, 2004. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $438 million under management as of June 30, 2004.

         Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Investors Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock and voting power of Gabelli Asset Management Inc.

         Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund (which includes for this purpose assets attributable to outstanding preferred shares, if any, with no deduction for the liquidation preference of such preferred shares).

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of sole shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreement was agreed to in principle by the Fund's Board of Trustees at a telephonic meeting of the Board of Trustees held on October 23, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The 1940 Act requires that the Advisory Agreement be approved by a majority of the Fund's Board of Trustees, including a majority of the trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees. The non-interested members of the Board of Trustees subsequently met in person on November 19, 2003, at which time they and the entire Board approved the Advisory Agreement. In determining whether to approve the Advisory Agreement, the Fund's non-interested trustees considered, among other factors, (i) the services to be provided to the Fund by the Investment Adviser and the sub-administrator
(ii) the team of investment advisory personnel assigned to the Fund, (iii) the Gabelli organization's experience with closed-end funds, (iv) the investment objective and policies of the Fund, (v) the terms of the Advisory Agreement and the undertaking of the Investment Adviser in regard to advisory fees on leverage used by the Fund and (vi) the Fund's anticipated fee and expense data (based in part on the terms of the Advisory Agreement) as compared to other closed-end funds managed by the Investment Adviser and a peer group of closed-end equity funds in various asset ranges. The non-interested Directors indicated that the primary factors in their determination to approve the Advisory Agreement were the experience of the Investment Adviser and the Fund's portfolio management team, the comparability of the Fund's fee structure and anticipated total expense ratio with the other funds reviewed and the undertaking of the Investment Adviser not to charge an advisory fee on leverage obtained through the issuance of preferred shares to the extent the Fund's total return does not at least equal the cost of such shares.

         The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         For the period ended December 31, 2003, the Investment Adviser earned $1,342,197 for advisory and administrative services rendered to the Fund from its commencement of operation on November 28, 2003.

                            Portfolio Transactions

         Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules thereunder, as well as other regulatory requirements, the Fund's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the

Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

         For the fiscal year ended December 31, 2003, the Fund paid a total of $715,256 in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received $684,983. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions from November 28, 2003, the date of the Fund's commencement of operations to December 31, 2003 represented approximately 96% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 90% of the aggregate dollar amount of transactions by the Fund for such period. The variance between the percentage of brokerage commissions received by Gabelli & Company, Inc. and the percentage of transactions executed by Gabelli & Company, Inc. reflects the Fund's practice of generally directing bulk trades to unaffiliated broker-dealers.

                              Portfolio Turnover

         Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. As of June 30, 2004, the Fund's portfolio turnover rate since January 1, 2004 is 11.3%. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%.

                                   Taxation

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all U.S.

federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

         The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (a "RIC"). Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

         Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

         Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

         Based in part on a lack of present intention on the part of the Fund to voluntarily redeem the AMPS at any time in the future and the Fund's inability to voluntarily redeem the Series A Preferred until , 2009, the Fund intends to take the position that under present law both the Series A Preferred and the AMPS will constitute equity, rather than debt of the Fund for Federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Series A Preferred and the AMPS constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If that position were upheld, distributions on the Series A Preferred and the AMPS would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The following discussion assumes the Series A Preferred and the AMPS are treated as equity.

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the

United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "foreign personal holding company," a "foreign investment company," or a "passive foreign investment company," as defined in the Code. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         The IRS currently requires that a registered investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction ("DRD") and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its Common Shares, the Series A Preferred and the AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the Series A Preferred and the AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on its preferred shares (including the Series A Preferred and the AMPS), distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

         Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale, exchange or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         Ordinary income distributions (but not capital gain distributions) paid to shareholders who are non-resident aliens or foreign entities (a "foreign investor") will generally be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Backup Withholding

         The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisers regarding the purchase, ownership and disposition of common shares.

       AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by EquiServe, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by EquiServe as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued Common Shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy the Common Shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to EquiServe, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. EquiServe will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to EquiServe in a manner that ensures that EquiServe will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by EquiServe at least 48 hours before such payment is to be invested.

         EquiServe maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by EquiServe in noncertificated form in the name of the participant. A Plan participant may send its share certificates to EquiServe so that the shares represented by such certificates will be held by EquiServe in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, EquiServe will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to EquiServe at P.O. Box 43025, Providence, RI 02940-3025.

                  Additional Information concerning auctions
                                 for the AMPS

General

         The Statement of Preferences of each series of AMPS provides that the Applicable Rate for each Dividend Period of each of the series of AMPS will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period (an "Auction Date") from implementation of the Auction Procedures set forth in the Statement of Preferences, and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such Series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Statements of Preferences.

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the AMPS so long as the Applicable Rate is to be based on the results of the Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for the AMPS. See "-- Broker-Dealers" below.

         Securities Depository. DTC will act as the Securities Depository for the Agent Members with respect to the AMPS. One certificate for each series of the AMPS will be registered in the name of Cede & Co., as nominee of the Securities Depository.

         Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of each series of AMPS contained in the Statement of Preferences of each series of AMPS. The Fund will also issue stop-transfer instructions to the transfer agent for each series of AMPS. Prior to the commencement of the right of Holders of the Preferred Shares to elect a majority of the Fund's trustees, as described under "Description of the Series A Preferred and the AMPS -- Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all the shares of each series of AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in AMPS, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

         On or prior to the Submission Deadline on each Auction Date for each series of AMPS:

         (i) each Beneficial Owner of AMPS may submit to its Broker-Dealer by telephone or otherwise a:

                  (a) "Hold Order" - indicating the number of Outstanding AMPS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

                  (b) "Bid" - indicating the number of Outstanding AMPS, if any, that such Beneficial Owner offers to (i) purchase or chooses to hold if the Applicable Rate for such AMPS for the next succeeding Dividend Period is not less than the rate specified on the bid or (ii) sell if the Applicable Rate for such AMPS for the next succeeding Dividend Period is less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

                  (c) "Sell Order" - indicating the number of Outstanding AMPS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such AMPS for the next succeeding Dividend Period; and

         (ii) Broker-Dealers will contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which case they will indicate the number of AMPS that they offer to purchase if the Applicable Rate for AMPS for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

         The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent is referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent is referred to herein as a "Bidder" and collectively as "Bidders."

         A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction will constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Sell Order will constitute an irrevocable offer to sell AMPS subject thereto at a price per share equal to $25,000.

         A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for the AMPS an Order or Orders covering all the Outstanding AMPS held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding AMPS held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for the AMPS an Order or Orders covering all of the Outstanding AMPS held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding AMPS held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer.

         A Potential Beneficial Owner of AMPS may submit to its Broker-Dealer Bids in which it offers to purchase AMPS if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate will constitute an irrevocable offer to purchase the number of AMPS specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid. A

Beneficial Owner of AMPS that offers to become the Beneficial Owner of additional AMPS is, for purposes of such offer, a Potential Beneficial Owner.

         As described more fully below under "-- Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of AMPS subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of AMPS subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described above. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "-- Submission of Orders by Broker-Dealers to Auction Agent" below.

         The Fund may not submit an Order in any Auction.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of AMPS that is fewer than the number of AMPS specified in its Order. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale will be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "-- Notification of Results; Settlement" below.

         As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction up to the Maximum Rate. See "-- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment resulting from the use or reliance on a source of information used in good faith unless the Auction Agent has been grossly negligent in the determination, calculation or declaration thereunder.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of AMPS, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction of AMPS -- Secondary Market Trading and Transfer of AMPS" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon written notice to the Fund on a date no earlier than 30 days after the date of delivery of such notice. If the Auction Agent should resign or for any reason its appointment is terminated during any period when the AMPS are outstanding, the Fund will use its best efforts promptly thereafter to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund has entered into such an agreement in substantially the form of the Auction Agency Agreement with a successor Auction Agent.

Broker-Dealers

         The Auction Agent after each Auction for each of the series of AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than 365 days the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 360, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv) the aggregate number of AMPS placed by such broker-dealer at such auction. In the case of any auction immediately preceding a dividend period of one year or longer, the service charge shall be determined by mutual consent of the Fund and any such broker-dealer and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or
(ii) the subject of an Order submitted by such Broker-Dealer that is (a) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction, (b) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (c) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer that is not an affiliate of the Fund may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Submission of Orders by Broker-Dealers to Auction Agent

         Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of AMPS subject to such Orders. Any Order submitted by a

Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, will be irrevocable.

         If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

         If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

         (i) all Hold Orders for AMPS will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of AMPS held by such Existing Holder, and, if the number of AMPS subject to such Hold Orders exceeds the number of shares of Outstanding AMPS held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

         (ii) (a) any Bid for AMPS will be considered valid up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of AMPS subject to any Hold Orders referred to in clause (i) above;

                   (b) subject to subclause (a), if more than one Bid of an Existing Holder for AMPS is submitted to the Auction Agent with the same rate and the number of Outstanding shares of AMPS subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of AMPS subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of AMPS equal to such excess;

                   (c) subject to subclauses (a) and (b), if more than one Bid of an Existing Holder for AMPS is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                   (d) in any such event, the number, if any, of such Outstanding shares of AMPS subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for AMPS by or on behalf of a Potential Holder at the rate specified therein; and

         (iii) all Sell Orders for AMPS will be considered valid up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

If more than one Bid of a Potential Holder for AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of AMPS specified therein.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

         Not earlier than the Submission Deadline on each Auction Date for each of the series of AMPS, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers

(each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of AMPS over the number of Outstanding shares of AMPS subject to Submitted Hold Orders (such excess being herein referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares of AMPS that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of Outstanding shares of AMPS that are the subject of Submitted Sell Orders (including the number of AMPS subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

         If Sufficient Clearing Bids for AMPS have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the Winning Bid Rate for shares of such Series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding AMPS which, when added to the number of Outstanding AMPS to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available AMPS. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of such Series.

         If Sufficient Clearing Bids have not been made (other than because all of the Outstanding AMPS is subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all AMPS will be equal to the Maximum Rate. In such a case, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all AMPS subject to such Sell Orders but will continue to own AMPS for the next Dividend Period. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

         If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, the Applicable Rate for all such AMPS for the next succeeding Dividend Period will be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

         Based on the determinations made under "-- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of AMPS will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the AMPS subject to such Hold Orders.

         If Sufficient Clearing Bids for AMPS have been made:

         (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the Outstanding AMPS subject to such Submitted Sell Order or Submitted Bid;

         (ii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding AMPS subject to such Submitted Bid;

         (iii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of Outstanding AMPS subject to such Submitted Bid;

         (iv) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids is greater than the number of AMPS ("remaining shares") in excess of the Available AMPS over the number of AMPS accounted for in clauses (ii) and
                  (iii) above, in which event each Existing Holder with such a Submitted Bid will continue to hold AMPS subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding AMPS subject to all such Submitted Bids of such Existing Holders; and

         (v) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for AMPS will purchase any Available AMPS not accounted for in clauses (ii) through (iv) above on a pro rata basis based on the Outstanding AMPS subject to all such Submitted Bids.

         If Sufficient Clearing Bids for AMPS have not been made (unless this results because all Outstanding AMPS are subject to Submitted Hold Orders):

         (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the AMPS subject to such Submitted Bid;

         (ii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of AMPS subject to such Submitted Bid; and

         (iii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of AMPS subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding AMPS subject to all such Submitted Bids and Submitted Sell Orders.

         If, as a result of the pro rata allocation described in clauses (iv) or (v) of the second preceding paragraph or clause (iii) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a AMPS share, the Auction Agent will, in such manner as, in its sole discretion, it determines, round up or down to the nearest whole share the number of AMPS being sold or purchased on such Auction Date so that the number of AMPS sold or purchased by each Existing Holder or Potential Holder will be whole shares of such Series. If as a result of the pro rata allocation described in clause
(v) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole AMPS share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate AMPS for purchase among Potential Holders so that only whole AMPS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such Series.

Notification of Results; Settlement

         The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling AMPS as a result of the Auction and will be required to advise each customer purchasing or selling AMPS as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of AMPS on the registry of Existing Holders to be maintained by the Auction Agent.

         In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of AMPS as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         If any Existing Holder selling AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole AMPS that is less than the number of AMPS that otherwise was to be purchased by such person. In such event, the number of AMPS to be so delivered will be determined by the Broker-Dealer. Delivery of such lesser number of AMPS will constitute good delivery.

           Additional Information concerning the Series A Preferred
                                   and AMPS

         The additional information concerning the Series A Preferred and each series of AMPS contained in this SAI does not purport to be complete a complete description of those series and should be read in conjunction with the description of the Series A Preferred and the AMPS contained in the Prospectus under "Description of the Series A Preferred and the AMPS." This description is subject to and qualified in its entirety by reference to the Fund's Governing Documents, including the provisions of the Statements of Preferences establishing, respectively, the Series A Preferred and the AMPS. Copies of these Statements of Preferences are filed as exhibits to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Additional Information" in the Prospectus.

Dividends and Dividend Periods For the AMPS

         Holders of each series of AMPS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under " -- Determination of Dividend Rate," payable as and when set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Fund's Common Shares.

         By 12:00 noon, New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient same-day funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

         Holders of AMPS will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends. No interest will be payable in respect of any dividend payment or payments that may be in arrears. See "-- Default Period."

         The amount of dividends per Outstanding AMPS share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable (but in no event will the numerator exceed 360) and the denominator of which will be 360, multiplying the amount so obtained by the $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per AMPS share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence except that the numerator, with respect to any full twelve month period, will be 360.

         Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for each of the series of AMPS is set forth in the Prospectus. See "The Auction of AMPS -- Summary of Auction Procedures" in the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (generally seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

         A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of the AMPS will be required to continue to hold such shares for such Standard Dividend Period. The designation of a Special Dividend Period is also subject to additional conditions. See "-- Notification of Dividend Period" below.

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the AMPS Basic Maintenance Amount.

         The Maximum Rate will apply automatically following an Auction for each of the series of AMPS in which Sufficient Clearing Bids have not been made (other than because all AMPS were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for (i) circumstances in which the Dividend Rate is the Default Rate, as described below or (ii) in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, in which case the length of the then-current dividend period will be extended by seven days, or a multiple thereof if necessary because of such unforeseen event or events, the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day next succeeding the end of such period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding AMPS are subject (or are deemed to be subject) to Hold Orders.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the each of the series of AMPS; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the AMPS has been cured as set forth under "-- Default Period," (iii) Sufficient Clearing Orders existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund mailed a notice of redemption with respect to any shares, the Redemption Price with respect to such shares has been deposited with the Paying Agent and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount and has consulted with the Broker-Dealers including the lead broker-dealer, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Fund has provided notice and a AMPS Basic Maintenance Report to each Rating Agency which is then rating the AMPS and so requires.

         If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than ten days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be made by press release and communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (x) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (y) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific

Redemption Provisions, or its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                  (a) a notice stating (i) that the Fund has determined to designate the immediately succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (ii) the terms of the Specific Redemption Provisions, if any; or

                  (b) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (b) above, thereby resulting in a Standard Dividend Period.

         Default Period. A "Default Period" with respect to the Outstanding AMPS will commence on any date upon which the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Dividend Payment Date or Redemption Date (or such later date as the Paying Agent may authorize), as the case may be, (i) the full amount of any declared dividend on the Outstanding AMPS payable on such Dividend Payment Date (a "Dividend Default") or (ii) the full amount of any redemption price (the "Redemption Price") payable on the AMPS being redeemed on such Redemption Date (a "Redemption Default" and, together with a Dividend Default, a "Default").

         The Fund will pay a late charge to those holders of the AMPS to which a dividend or redemption payment was not made in respect of the preceding period. Such late charge will be equal to 200% of the reference rate for each day (up to a maximum of three days) following the dividend or redemption payment date for which the Fund has not cured its failure to make such dividend or redemption payment.

         A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

         In the case of a Dividend Default, no Auction will be held during a Default Period applicable to the AMPS, and the dividend rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate.

         Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to such Series; provided, however, that if a Default Period shall end prior to the end of Standard Dividend Period that had commenced during the Default Period, an Auction shall be held on the last day of such Standard Dividend Period.

         In the event the Fund fully pays all default amounts due during a Dividend Period, the dividend rate for the remainder of that Dividend Period will be the Maximum Rate.

         No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

Restrictions on Dividends, Redemption and Other Payments

         Under the 1940 Act, the Fund may not (i) declare any dividend (except a dividend payable in shares of the issuer) or other distributions upon any of its outstanding Common Shares, or purchase any such Common Shares, if at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's outstanding senior securities representing stock, including the Series A Preferred or the AMPS, would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital shares), or (ii) declare any dividend (except a dividend payable in shares of the issuer) or other distributions upon any of its outstanding capital shares, including the Series A Preferred or the AMPS, or purchase any such capital shares if, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Shares), except that dividends may be declared upon any Preferred Shares, including the Series A Preferred or the AMPS, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be equal to or greater than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Shares). A declaration of a dividend or other distribution on or purchase or redemption of Series A Preferred or AMPS is prohibited, unless there is no event of default under indebtedness senior to the Series A Preferred and/or the AMPS and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to its Preferred Shares (including the Series A Preferred and/or the AMPS).

         For so long as the Series A Preferred or any of the series of AMPS are Outstanding, except as otherwise provided in the Statement of Preferences, the Fund will not pay any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series A Preferred and/or the AMPS as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Fund ranking junior to the Series A Preferred and/or the AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other shares ranking junior to the Series A Preferred and/or the AMPS (except by conversion into or exchange for shares of the Fund ranking junior to the Series A Preferred and/or the AMPS as to dividends and upon liquidation), unless, in each case, (x) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount applicable to, as the case may be, the Series A Preferred or the AMPS and the 1940 Act Asset Coverage with respect to the Fund's Outstanding Preferred Shares, including the Series A Preferred and/or the AMPS, would be achieved, (y) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Preferred Shares, including the Series A Preferred and/or the AMPS (or will have been declared and sufficient funds for the full payment thereof will have been deposited with the Paying Agent or the dividend-disbursement agent, as applicable) and (z) the Fund has redeemed the full number of Preferred Shares to be redeemed pursuant to any provision for mandatory redemption contained in the Statements of Preferences, including any Series A Preferred and/or AMPS required or determined to be redeemed pursuant to any such provision.

         No full dividend will be declared or paid on the Series A Preferred or each of the series of AMPS for any Dividend Period or part thereof, unless full cumulative dividends due through the most recent Dividend Payment Dates of the Outstanding Preferred Shares (including the Series A Preferred and/or the AMPS) have been or contemporaneously are declared and paid. If full cumulative dividends due have not been paid on all such Preferred Shares, any dividends being paid on such Preferred Shares (including the Series A Preferred and/or the AMPS) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of Preferred Shares on the relevant Dividend Payment Date.

                          Moody's and S&P Guidelines

         The descriptions of the Moody's and S&P Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the applicable Statement of Preferences. Copies of the Statements of Preferences are filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Additional Information" in the Prospectus.

         The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's and S&P, each a Rating Agency, in connection with the Fund's receipt of a rating of "Aaa" from Moody's and "AAA" from S&P, respectively, for the AMPS and a rating of "Aaa" from Moody's for the Series A Preferred. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, such securities have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

         The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of such guidelines, greater than the aggregate liquidation preference of the Outstanding Series A Preferred, AMPS and other Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Outstanding Series A Preferred, AMPS and other Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on its Common Shares. See "Description of the Series A Preferred and the AMPS --Requirements" in the Prospectus. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant Rating Agency and will apply to the Series A Preferred or the AMPS only so long as the relevant Rating Agency is rating such shares at the request of the Fund. If in the future the Fund elected to issue senior securities rated by a rating agency other than Moody's or S&P, other similar arrangements might apply with respect to those securities.

         The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each Rating Agency (the "Basic Maintenance Amount"), the determination of which is as set forth under "Description of the Series A Preferred and the AMPS --Requirements" in the Prospectus. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency). Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

         A rating of preferred shares as "Aaa" (as described by Moody's) or "AAA" (as described by S&P) indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or S&P credit rating of preferred shares does not address the likelihood that a resale mechanism (such as the Auction) will be successful. As described respectively by Moody's and S&P, an issue of preferred shares which is rated "Aaa" or "AAA" is considered to be top-quality preferred shares with good asset protection and the least risk of dividend impairment within the universe of preferred shares.

         The Fund will pay certain fees to Moody's and S&P for rating, as the case may be, the Series A Preferred and/or the AMPS. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Series A Preferred or the AMPS should be evaluated independently of any other rating. Ratings are not recommendations to purchase, hold or sell Series A Preferred or AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and S&P by the Fund and obtained by Moody's and S&P from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The Fund has no current intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Moody's Guidelines

         Under the Moody's guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Basic Maintenance Amount. To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio.

         The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:



                                                                                                  Moody's
Type of Moody's Eligible Asset*:                                                                  Discount
                                                                                                   Factor:
U.S. Treasury Securities with final maturities that are less than or equal to 60 days...              1.00
Demand or time deposits, certificates of deposit and bankers' acceptances
includible in Short Term Money Market Instruments.......................................              1.00
Commercial paper rated P-1 by Moody's maturing in 30 days or less.......................              1.00
Commercial paper rated P-1 by Moody's maturing in more than 30 days but in 270
   days or less.........................................................................              1.15
Commercial paper rated A-1+ by S&P maturing in 270 days or less.........................              1.25
Repurchase obligations includible in Short Term Money Market Instruments if
   term is less than 30 days and counterparty is rated at least A2......................              1.00
Other repurchase obligations............................................................       Discount Factor
                                                                                                  applicable to
                                                                                                underlying assets
U.S. Common Stocks and Common Stocks of foreign issuers for which ADR's are traded:
Large Cap Stocks (Market Capitalization in excess of $10 billion) ......................              2.00
Mid Cap Stocks (Market Capitalization in between $2 billion and $10 billion) ...........              2.05
Small Cap Stocks (Market Capitalization less than $2 billion) ..........................              2.20
Common Stocks of foreign issuers (in existence for at least five years) for which no
ADR'sare traded.........................................................................              4.00
Common Stocks of foreign issuers (in existence for at least five years) for
   which no ADR's are traded............................................................              4.00
Convertible Preferred Stocks and Convertible Corporate Debt Securities
   having a delta range of:.............................................................
     .8-.4 (investment grade)...........................................................              1.92
     .8-.4 (below investment grade).....................................................              2.26
     1-.8 (investment grade)............................................................              1.95
     1-.8 (below investment grade)......................................................              2.29
Convertible Preferred Stocks and Convertible Corporate Debt Securities
   that are unrated.....................................................................              2.50
Preferred stocks:.......................................................................
     Auction rate preferred stocks......................................................              3.50
     Other preferred stock rated:.......................................................
           Aaa..........................................................................              1.50
           Aa...........................................................................              1.55
           A............................................................................              1.60
           Baa..........................................................................              1.65

                                      40

           Ba...........................................................................              1.96
           B............................................................................              2.16
           Less than B or not rated.....................................................              2.40
     DRD preferred (investment grade)...................................................              1.65
     DRD Preferred (below investment grade).............................................              2.16
U.S. Government Obligations (other than U.S. Treasury Securities Strips set forth below) with remaining terms to maturity of:
     1 year or less.....................................................................              1.04
     2 years or less....................................................................              1.09
     3 years or less....................................................................              1.12
     4 years or less....................................................................              1.15
     5 years or less....................................................................              1.18
     7 years of less....................................................................              1.21
     10 years or less...................................................................              1.24
     15 years or less...................................................................              1.25
     20 years or less...................................................................              1.26
     30 years or less...................................................................              1.26
U.S. Treasury Securities Strips with remaining terms to maturity of:
     1 year or less.....................................................................              1.04
     2 years or less....................................................................              1.10
     3 years or less....................................................................              1.14
     4 years or less....................................................................              1.18
     5 years or less....................................................................              1.21
     7 years or less....................................................................              1.27
     10 years or less...................................................................              1.34
     15 years or less...................................................................              1.45
     20 years or less...................................................................              1.54
     30 years or less...................................................................              1.66
     Corporate Debt:....................................................................
Convertible corporate debt having a delta range of .4-0, and non-convertible corporate debt, rated at least Aa1 with remaining terms to maturity of:
     1 year or less.....................................................................              1.09
     2 years or less....................................................................              1.15
     3 years or less....................................................................              1.20
     4 years or less....................................................................              1.26
     5 years or less....................................................................              1.32
     7 years or less....................................................................              1.39
     10 years or less...................................................................              1.45
     15 years or less...................................................................              1.50
     20 years or less...................................................................              1.50
     30 years or less...................................................................              1.50
     Greater than 30 years                                                                            1.65
Convertible corporate debt having a delta range of .4-0, and non-convertible corporate debt, rated at least Aa3 with remaining terms to maturity of:
     1 year or less.....................................................................              1.12
     2 years of less....................................................................              1.18
     3 years or less....................................................................              1.23
     4 years or less....................................................................              1.29
     5 years or less....................................................................              1.35
     7 years or less....................................................................              1.43
     10 years or less...................................................................              1.50
     15 years or less...................................................................              1.55
     20 years or less...................................................................              1.55

                                      41

     30 years or less...................................................................              1.55
     Greater than 30 years..............................................................              1.73
Convertible corporate debt having a delta range of .4-0, and non-convertible corporate debt, rated at least A3 with remaining terms to maturity of:
     1 year or less.....................................................................              1.15
     2 years or less....................................................................              1.22
     3 years or less....................................................................              1.27
     4 years or less....................................................................              1.33
     5 years or less....................................................................              1.39
     7 years or less....................................................................              1.47
     10 years or less...................................................................              1.55
     15 years or less...................................................................              1.60
     20 years or less...................................................................              1.60
     30 years or less...................................................................              1.60
     Greater than 30 years .............................................................              1.81
Convertible corporate debt having a delta range of .4-0, and Non-convertible corporate debt, rated at least Baa3 with remaining terms of maturity of:
     1 year or less                                                                                   1.18
     2 years or less                                                                                  1.25
     3 years or less                                                                                  1.31
     4 years or less                                                                                  1.38
     5 years or less                                                                                  1.44
     7 years or less                                                                                  1.52
     10 years or less                                                                                 1.60
     15 years or less                                                                                 1.65
     20 years or less                                                                                 1.65
     30 years or less                                                                                 1.65
     Greater than 30 years                                                                            1.89
Convertible corporate debt having a delta range of .4-0, and Non-convertible corporate debt, rated at least Ba3 with remaining terms of maturity of:
     1 year or less.....................................................................              1.37
     2 years or less....................................................................              1.46
     3 years or less....................................................................              1.53
     4 years or less....................................................................              1.61
     5 years or less....................................................................              1.68
     7 years or less....................................................................              1.79
     10 years or less...................................................................              1.89
     15 years or less...................................................................              1.96
     20 years or less...................................................................              1.96
     30 years or less...................................................................              1.96
     Greater than 30 years..............................................................              2.05
Convertible corporate debt having a delta range of .4-0, and non-convertible corporate debt, rated at least B1 and B2 with remaining terms of maturity of:
     1 year or less.....................................................................              1.50
     2 years or less....................................................................              1.60
     3 years or less....................................................................              1.68
     4 years or less....................................................................              1.76
     5 years or less....................................................................              1.85
     7 years or less....................................................................              1.97
     10 years or less...................................................................              2.08
     15 years or less...................................................................              2.16
     20 years or less...................................................................              2.28
     30 years or less...................................................................              2.29

                                      42

     Greater than 30 years..............................................................              2.40

-------------------

*        Discount Factors are for a seven-week exposure period; the Discount
         Factor applicable to Rule 144A securities shall be increased by 20%.
         Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither
         Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible
         Assets. If a convertible corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "NR" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Securities with different ratings assigned by S&P and Fitch will be accepted at the lower of the two ratings.


"Moody's Eligible Assets" means:

(a) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 49 days on investments);

(b) Short-Term Money Market Instruments;

(c) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;

(d) preferred stocks (i) which either (A) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (B) are rated at least Baa3 by Moody's or (C) in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A- by S&P or (2) are rated at least A- by S&P and for this purpose have been assigned a Moody's equivalent rating of at least Baa3, (ii) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System, (iii) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $40,000,000, (iv) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least A1 by Moody's or, if not rated by Moody's, are rated at least A+ by S&P), (v) which pay cumulative cash dividends in U.S. dollars, (vi) which are not convertible into any other class of stock and do not have warrants attached, (vii) which are not issued by issuers in the transportation industry and (viii) in the case of auction rate preferred stocks, which are rated at least Aa3 by Moody's, or if not rated by Moody's, AA- by S&P, AA- by Fitch or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Company's holdings of any single issue of auction rate preferred stock shall not be more than 1% of the Corporation's total assets.

(e) common stocks (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Corporation; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Corporation's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are ADRs or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) in excess of 10% of the Market Value of the Corporation's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

(f) ADR securities, based on the following guidelines: (i) Sponsored ADR program or (ii) Level II or Level III ADRs. Private placement Rule 144A ADRs are not eligible for collateral consideration. Global GDR programs will be evaluated on a case by case basis;

(g) U.S. Government Obligations;

(h) corporate evidences of indebtedness (i) which may be sold without restriction by the Corporation which are rated at least B3 (Caa subordinate) by Moody's (or, in the event the security is not rated by Moody's, the security is rated at least B- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (ii) which have a minimum issue size of at least (A) $100,000,000 if rated at least Baa3 or (B) $50,000,000 if rated B or Ba3, (iii) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years and (iv) for which, if rated below Baa3 or not rated, the aggregate Market Value of the Company's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate evidences of indebtedness calculated at the time of original issuance; and

(i) convertible corporate evidences of indebtedness (i) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least B by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (ii) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the Nasdaq National Market System and (iii) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate evidences of indebtedness have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (e) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset; provided, however, that the Corporation's investments in auction rate preferred stocks described in clause (d) above shall be included in Moody's Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Corporation's investments meeting the criteria set forth in clauses (a) through (g) above less the aggregate Market Value of those investments excluded from Moody's Eligible Assets pursuant to the paragraph appearing after clause (i) below; and

(j) no assets which are subject to any lien or irrevocably deposited by the Corporation for the payment of amounts needed to meet the obligations described in clauses (a)(i) through (a)(iv) of the definition of "Basic Maintenance Amount" may be includible in Moody's Eligible Assets.

         Notwithstanding anything to the contrary in the preceding clauses
(a)-(j), the Corporation's investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody's Industry and Sub-industry Categories) with respect to the Market Value of the Corporation's holdings:

Issuer:

                                                                   Non-Utility Maximum     Utility Maximum Single
Moody's Rating(1)(2)                                               Single Issuer(3)(4)           Issuer(3)(4)
--------------                                                     -------------------     -----------------------
Aaa                                                                        100%                      100%
Aa                                                                          20%                       20%
A                                                                           10%                       10%
CS/CB, Baa(5)                                                                6%                        4%
Ba                                                                           4%                        4%
B1/B2                                                                        3%                        3%
B3 or lower                                                                  2%                        2%

Industry and State:

                                            Non-Utility Maximum    Utility Maximum Single   Utility Maximum Single
Moody's Rating(1)                            Single Industry(3)      Sub-Industry(3)(6)            State(3)
-----------------                           -------------------    ----------------------   ----------------------
Aaa                                                100%                     100%                     100%
Aa                                                  60%                      60%                      20%
A                                                   40%                      50%                   10%(7)
CS/CB, Baa(5)                                       20%                      50%                    7%(7)
Ba                                                  12%                      12%                       0%
B1/B2                                                8%                       8%                       0%
B3 or lower                                          5%                       5%                       0%


___________________

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Corporation will use the percentage set forth under "B3 or lower" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent

(2) Corporate evidences of indebtedness from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.

"Moody's Hedging Transactions" means for so long as any Preferred Shares are rated by Moody's, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Moody's that engaging in such transactions would impair the ratings then assigned to the Preferred Shares by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations :

(i) Future and call options: For purposes of the Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

(ii) Securities lending: The Fund may engage in securities lending in an amount not to exceed 10% of the Fund's total gross assets (provided term and conditions of the securities lending program are disclosed in advance to Moody's, if Moody's is rating the preferred shares). For purposes of calculating the Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Moody's Eligible Assets and the value of such assets exceeds the amount of the Fund's Moody's Eligible Assets by applying the applicable Moody's Discount Factor to this amount and adding the product to total Moody's Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Moody's Eligible Asset for purposes of calculating the Basic Maintenance Amount.

(iii) Swaps (including Total Return Swaps and Interest Rate Swaps): Total return and Interest Rate Swaps are subject to the following provisions:

(A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the Basic Maintenance Amount.

In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's long-term rating of A3.

(B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Moody's Discount Factor for each security subject to the swap;

(2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor assessed based on the counterparty risk and the duration of the swap agreement; and

If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Basic Maintenance Amount (e.g.,, a written call option that is in the money for the holder). Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the valuation date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in the money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (B) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty with the remaining amount after these reductions then added to Moody's Eligible Assets.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

S&P Guidelines

         Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Series B Preferred Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio.

         The following Discount Factors apply to portfolio holdings as described below in order to constitute S&P Eligible Assets includable within the calculation of Discounted Value:


                  Asset Class Obligor                             Overcollateralization
                     (Collateral)                                      Factors (1)

         Public Equity Small-Cap                                             217.4%

         Public Equity Mid-Cap                                               186.6%

         Public Equity Large-Cap                                             167.6%

                                      47

         Convertible Securities                                              150.9%

         Fixed Rate Preferred                                                245.00%

         Adjustable Rate Preferred                                           216.75%

         Taxable Preferred (non-DRD)                                         164.00%

         DRD Eligible Preferred Stock with a senior or preferred              245%
         stock rating of at least BBB-

         REIT and Non-DRD eligible Preferred Stock with a senior              164%
         or preferred stock rating of at least BBB-

         DRD Eligible Preferred Stock with a senior or preferred              250%
         stock rating below BBB-

         REIT and non-DRD Eligible Preferred Stock with a senior              169%
         or preferred stock rating below BBB-

         Un-rated DRD Eligible Preferred Stock                                255%

         Un-rated Non-DRD Eligible and un-rated REIT Preferred                174%
         Stock

         Convertible bonds rated AAA                                         150.90%

         Convertible bonds rated AA                                          157.58%

         Convertible bonds rated A                                           164.25%

         Convertible bonds rated BBB                                         170.92%

         Convertible bonds rated BB                                          177.60%

         Convertible bonds rated B                                           184.27%

         Convertible bonds rated CCC                                         190.94%

         U.S. Short-Term Money Market Investments with                        104%
         maturities of 180 days or less

         U.S. Short-Term Money Market Investments with                        113%
         maturities of between 181 and 360 days

         U.S. Government Securities (52 week Treasury Bills)               102.23%

         U.S. Government Securities (Two-Year Treasury Notes)              104.23%

         U.S. Government Securities (Five-Year Treasury Notes)             110.27%

         U.S. Government Securities (Ten-Year Treasury Notes)              117.23%

                                      48


         U.S. Government Securities (Thirty-Year Treasury Bonds)           130.38%

         Agency Mortgage Collateral (Fixed 15-Year)                           132%

         Agency Mortgage Collateral (Fixed 30-Year)                           135%

         Agency Mortgage Collateral (ARM 1/1)                                 124%

         Agency Mortgage Collateral (ARM 3/1)                                 125%

         Agency Mortgage Collateral (ARM 5/1)                                 125%

         Agency Mortgage Collateral (ARM 10/1)                                125%

         Mortgage Pass-Through Fixed (15 Year)                                134%

         Mortgage Pass-Through Fixed (30 Year)                                137%

         Corporate Bonds rated at least AAA                                   110%

         Corporate Bonds rated at least AA+                                   111%

         Corporate Bonds rated at least AA                                    113%

         Corporate Bonds rated at least AA-                                   115%

         Corporate Bonds rated at least A+                                    116%

         Corporate Bonds rated at least A                                     117%

         Corporate Bonds rated at least A-                                    118%

         Corporate Bonds rated at least BBB+                                  120%

         Corporate Bonds rated at least BBB                                   122%

         Corporate Bonds rated at least BBB-                                  124%

         Corporate Bonds rated at least BB+                                   129%

         Corporate Bonds rated at least BB                                    135%

         Corporate Bonds rated at least BB-                                   142%

         Corporate Bonds rated at least B+                                    156%

         Corporate Bonds rated at least B                                     169%

         Corporate Bonds rated at least B-                                    184%

         Corporate Bonds rated at least CCC+                                  202%

         Corporate Bonds rated at least CCC                                   252%

         Corporate Bonds rated at least CCC-                                  350%

                                      49


         Master Limited Partnerships                                          625%

         Cash and Other Deposit Securities with                               100%
         Maturities of 30 days or less


______________

         (1) For an S&P rating of AAA.

         "S&P Eligible Assets" means:

         (a)      Deposit Assets; and

         (b)      common stocks that satisfy all of the following conditions:

                  (i) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of Nasdaq for at least 450 days,

                  (ii) the Market Capitalization of such issuer of common stock exceeds $100 million,

                  (iii) the issuer of such common stock is not an entity that is treated as a partnership for federal income tax purposes,

                  (iv) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Corporation is traded on a recognized national securities exchange or quoted on the National Market System of Nasdaq either directly or in the form of depository receipts and

                  (v) if such issuer is registered as an investment company under the 1940 Act, such issuer does not invest more than 25% of the value of its gross assets in securities that are not S&P Eligible Assets by reason of clause (iv) above;

         provided, however, that the Corporation's holdings of the common stock of any single issuer that satisfies the conditions set forth in clauses (i) through (v) above shall be included in S&P Eligible Assets only to the extent that:

                  (1) such holdings may be sold publicly by the Corporation at any time without registration,

                  (2) to the extent remaining eligible after the operation of item (1) above, such holdings do not exceed a number of shares representing the average weekly trading volume of such common stock during the preceding 30 day period, and

                  (3) to the extent remaining eligible after the operation of items (1) and (2) above, the aggregate Market Value of such holdings, when added to the aggregate Market Value of the Corporation's holdings of all other similarly eligible shares of common stock of issuers in the same Industry Classification, does not exceed 10% of the aggregate Market Value of the Corporation's S&P Eligible Assets, provided, however, that the Corporation's holdings of the common stock of any single issuer that satisfies the conditions set forth in clauses (i) through (v) above shall be included in S&P Eligible Assets only to the extent that:

         (c) Preferred Stocks, on such basis as S&P may determine in response to a request from the Corporation.

         Notwithstanding the foregoing, an asset will not be considered an S&P Eligible Asset if it is held in a margin account, is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind or has been deposited irrevocably for the payment of dividends, redemption payments or any other payment or obligation under the Corporation's Articles Supplementary.

         In addition, so long as any of each of the series of AMPS are Outstanding and S&P is rating such the AMPS at the Fund's request, the Fund will not, unless it has received written confirmation that any such transaction would not impair the rating then assigned by S&P to the AMPS, engage in any one or more of the following transactions:

         (a) purchase or sell futures contracts; write, purchase or sell options on futures contracts; or write put options (except covered put options) or call options (except covered call options) on securities owned by the Fund, enter into Swap, Cap or floor agreements (collectively, "S&P Hedging Transactions"), except subject to the following limitations:

                  (i) for each net long or short position in S&P Hedging Transactions, the Fund will maintain in a segregated account with the Fund's custodian an amount of cash or readily marketable securities having a value, when added to any amounts on deposit with the Fund's futures commission merchants or brokers as margin or premium for such position, at least equal to the market value of the Fund's potential obligations on such position, marked-to-market on a daily basis, in each case as and to the extent required by the applicable rules or orders of the SEC or by interpretations of the SEC's staff;

                  (ii) the Fund will not engage in any S&P Hedging Transaction which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts, in aggregate, based on the Standard & Poor's 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the Wilshire 5000 Index, the Nasdaq Composite Index and the New York Stock Exchange Composite Index (or any component of any of the forgoing) exceeding in number 50% of the market value of the Fund's total assets or (B) outstanding futures contracts based on any of the aforementioned indices exceeding in number 10% of the average number of daily traded futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                  (iii) the Fund will engage in closing transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay variation margin on the second such Valuation Date;

                  (iv) the Fund will engage in a closing transaction to close out any outstanding futures contract or option thereon at least one week prior to the delivery date under the terms of the futures contract or option thereon unless the corporation holds the securities deliverable under such terms; and

                  (v) when the Fund writes a futures contract or option thereon, either the amount of margin posted by the Fund (in the case of a futures contract) or the marked-to-market value of the Fund's obligation (in the case of a put option written by the Fund) shall be treated as a liability of the Fund for purposes of calculating the AMPS Basic Maintenance Amount, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security and the Fund does not wish to treat its obligations with respect thereto as a liability for purposes of calculating the AMPS Basic Maintenance Amount, it shall hold such underlying security in its portfolio and shall not include such security to the extent of such contract or option as an S&P Eligible Asset.

         (b) borrow money, except for the purpose of clearing securities transactions if (i) the AMPS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is not intended to be publicly distributed or (B) is for "temporary purposes," and is in an amount not exceeding 5 percent of the market value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

         (c) engage in any short sales of equity securities (other than short sales against the box) unless the Fund maintains in a segregated account with the Fund's custodian an amount of cash or other readily marketable securities having a market value, when added to any amounts on deposit with the Fund's broker as collateral for its obligation to replace the securities borrowed and sold short, at least equal to the current market value of securities sold short, marked-to-market on a daily basis;

         (d) utilize any pricing service other than FT Interactive Data, Reuters, Telekurs, Bloomberg Financial Markets, J.J. Kenney Pricing Service, Merrill Lynch Securities Pricing Service or Bridge Data Corp., and any pricing service then permitted by S&P; or

         (e) enter into any reverse repurchase agreement, other than with a counterparty that is rated at least "A-1+" by S&P;

         (f) enter into any interest rate swap agreements, unless:

                  (i) The counterparty to the swap transaction has a short-term rating of 'A-1' or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is 'A-' or higher;

                  (ii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty;

                  (iii) Provision is made for the agreement to terminate immediately in the event the trust fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates;

                  (iv) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the fund's rights will be eligible assets and 100% of any negative mark-to-market valuation of the fund's rights will be included in the calculation of the basic maintenance amount; and

                  (v) The trust maintains liquid assets with a value at least equal to the net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each swap and at least equal to the fund's obligations with respect to any caps or floors.

                                Net Asset Value

         The net asset value of the Fund's shares will be computed based on the market value of the assets it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange. The net asset value of the Fund's shares is reported to the financial press on a weekly basis.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar-denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not Business Days and on which therefor the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Investment Adviser, pursuant to procedures established by the Board of Trustees, deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

         Net asset value per Common Share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, and minus the aggregate liquidation preference of any preferred shares by the total number of shares outstanding at such time.


                                  Beneficial Owners

   Name and Address of
 Beneficial/Record Owner                           Amount of Shares and
as of September 15, 2004       Title of Class       Nature of Ownership         Percent of Class
------------------------       --------------      --------------------         ----------------

Cede & Co.*                       Common           82,320,948 (Record)                97.10%
P.O. Box 29
Bowling Green Station
New York, NY 10274

*        A nominee partnership of DTC.

         As of September 15, 2004, the Directors and Officers of the Fund as a group beneficially owned approximately 3.11% of the outstanding shares of the Fund's Common Shares.

                              General Information

Book-Entry-Only Issuance

         DTC will act as securities depository for the shares of Series A Preferred and/or AMPS offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Counsel and Independent Registered Public Accounting Firm

         Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the issuance of the Preferred Shares.

         PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of the Fund and will annually audit the financial statements of the Fund.

Proxy Voting Procedures

         The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures are attached hereto as Appendix A. Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-422-3554, or on the Registrant's website at www.gabelli.com, and (ii) on the Commission's website at http://www.sec.gov.

Code of Ethics

         The Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Code of Conduct for Chief Executive and Senior Financial Officers

         The Fund and the Investment Adviser have adopted a code of conduct. This code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                             Financial Statements

         The audited financial statements included in the Annual Report to the Fund's Shareholders for the period ended December 31, 2003, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Fund's Annual Report to Shareholders. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at 800-GABELLI (422-3554).

                                   Glossary

"Adjusted Value" of each Eligible Asset shall be computed as follows:

         (i) cash shall be valued at 100% of the face value thereof; and

         (ii) all other Eligible Assets shall be valued at the applicable Discounted Value thereof; and

         (iii) each asset that is not an Eligible Asset shall be valued at zero.

"Administrator" means the other party to the Administration Agreement with the Fund, which shall initially be Gabelli Funds, LLC, a New York limited liability company, and will include, as appropriate, any sub-administrator appointed by the Administrator."Affiliate" means, with respect to the Auction Agent, any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund will be deemed to be an Affiliate nor will any Person controlled by, in control of or under common control with such Person, one of the directors or executive officers of which is director of the Fund, be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

"All Hold Rate" means 90% of the Reference Rate.

"AMPS" means each of the Fund's AMPS, $.001 par value per share and liquidation preference $25,000 per share.

"AMPS Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets if both Moody's and S&P are then rating the AMPS at the request of the Fund, or the Eligible Assets of whichever of Moody's and S&P is then doing so if only one of Moody's and S&P is then rating the AMPS at the request of the Fund, meets or exceeds the Basic Maintenance Amount with respect to the AMPS.

"Applicable Rate" means, with respect to the AMPS, for each Dividend Period
(i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof or an Auction does not take place with respect to such Dividend Period because of the commencement of a Default Period that ends prior to an Auction Date, the Maximum Rate and (iii) if all AMPS is the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

"Auction" means each periodic operation of the Auction Procedures.

"Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" means the last day of the initial Dividend Period and each seventh day after the immediately preceding Auction Date; provided, however, that if any such seventh day is not a Business

Day, such Auction Date shall be the first preceding day that is a Business Day and the next Auction Date, if for a Standard Dividend Period, shall (subject to the same advancement procedure) be the seventh day after the date that the preceding Auction Date would have been if not for the advancement procedure; provided further, however, that the Auction Date for the Auction at the conclusion of any Special Dividend Period shall be the last Business Day in such Special Dividend Period and that no more than one Auction shall be held during any Dividend Period; provided, further, however, that the Auction Date following a Default Period shall be the last Business Day in the Standard Dividend Period that commenced during such Default Period. Notwithstanding the foregoing, in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events).

"Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning Auctions for AMPS."

"Available AMPS" has the meaning set forth in "Additional Information Concerning Auctions for AMPS -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Basic Maintenance Amount" has the meaning set forth in "Moody's and S&P Guidelines."

"Basic Maintenance Report" means, with respect to the AMPS, a report prepared by the Administrator which sets forth, as of the related Monthly Valuation Date, (i) Moody's Eligible Assets and S&P Eligible Assets sufficient to meet or exceed the Basic Maintenance Amount, the Market Value and Discounted Value thereof (seriatim and in the aggregate), (iii) the Basic Maintenance Amount, and (iv) the net asset value of the Fund. Such report will also include (A) the month-end closing price for the Common Shares of the Fund (B) the monthly total-return per Common Shares, which will be determined based upon month-end closing share prices, assuming reinvestment of all dividends paid during such month and (C) the total leverage positions of the Fund. For the purposes of this SAI, "Basic Maintenance Report" or "Report" shall have a correlative meaning with respect to any other class or series of Preferred Shares.

"Beneficial Owner" with respect to AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares of such series.

"Bid" has the meaning set forth in "Additional Information Concerning Auctions for AMPS."

"Bidder" has the meaning set forth in "Additional Information Concerning Auctions for AMPS."

"Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

"Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

"By-Laws" means the By-Laws of the Fund, as amended from time to time.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Shares" means the shares of the Fund's common shares, par value $.001 per share.

"Cure Date" has the meaning set forth in paragraph 3(a)(i) of Article II of the Statement of Preferences for the Series A Preferred and paragraph 3(a)(ii) of Article I of the Statement of Preferences for the AMPS.

"Date of Original Issue" means the date on which the Series A Preferred or AMPS, as the case may be, is originally issued by the Fund.

"Declaration" means the Agreement and Declaration of Trust of the Fund, dated as of February 25, 1999, as amended, supplemented or restated from time to time (including by the Statements of Preferences or by way of any other supplement or Statement of Preferences authorizing or creating a class of shares of beneficial interest in the Fund).

"Default Period" has the meaning set forth in "Additional Information Concerning the Series A Preferred and AMPS -- Dividends and Dividend Periods from the AMPS."

"Default Rate" means the Reference Rate multiplied by three (3).

"Deposit Assets" means cash, Short-Term Money Market Instruments and U.S. Government Securities. Except for determining whether the Fund has Eligible Assets with an Adjusted Value equal to or greater than the Basic Maintenance Amount, each Deposit Asset shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Asset but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

"Discount Factor" means (i) so long as Moody's is rating the Series A Preferred or AMPS at the Fund's request, the Moody's Discount Factor, (ii) so long as S&P is rating the AMPS, the S&P Discount Factor, and/or (iii) any applicable discount factor established by any Other Rating Agency, whichever is applicable.

"Discounted Value" means, as applicable, (i) the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, or (ii) such other formula for determining the discounted value of an Eligible Asset as may be established by an applicable Rating Agency, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the applicable quotient or product as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the applicable quotient or product as calculated above or the par value, whichever is lower.

"Dividend Default" has the meaning set forth in "Additional Information Concerning the Series A Preferred and AMPS -- Dividends and Dividend Periods for the AMPS."

"Dividend Payment Date" means, with respect to the Series A Preferred, any date on which dividends declared by the Board of Trustees thereon are payable pursuant to the provisions of paragraph 1(a) of Article II of the Statement of Preferences of the Series A Preferred, and, with respect to the AMPS, any date on which dividends declared by the Board of Trustees thereon are payable pursuant to the provisions of paragraph 2(b) of Article I of the Statement of Preferences, for the AMPS, and shall have a correlative meaning with respect to any other class or series of Preferred Shares.

"Dividend Period" means, with respect to Series A Preferred, the quarterly dividend specified in paragraph 1(a) of Article II of the Statement of Preferences for the Series A Preferred and, with respect to AMPS, the initial period determined in the manner set forth under "Designation" in the Statement of Preferences of the AMPS, and thereafter, the period commencing on the Business Day following each Auction Date and ending on the next Auction Date or, if such next Auction Date is not immediately followed by a Business Day, on the latest day prior to the next succeeding Business Day and, with respect to any other preferred stock issued by the Fund, the periods specified in or determinable by reference to the statement of preferences therefor.

"Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Series A Preferred or AMPS at the request of the Fund), S&P Eligible Assets (if S&P is then rating the AMPS at the request of the Fund), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series A Preferred or AMPS, whichever is applicable.

"Existing Holder" means (i) a person who beneficially owns those shares of AMPS listed in that person's name in the records of the Fund or the Auction Agent or (ii) the beneficial owner of those shares of AMPS which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer will have signed a master purchaser's letter.

"Governing Documents" means the Declaration and the By-Laws

"Hold Order" has the meaning set forth in "Additional Information Concerning Auctions for AMPS."

"Holder" means, with respect to each of the series of AMPS, the registered holder of AMPS as the same appears on the share ledger or share records of the Fund or records of the Auction Agent, as the case may be.

"Industry Classification" means a six-digit industry classification in the Standard Industry Classification system published by the United States.

"LIBOR Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

"LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (1) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (2) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (3) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (4) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (5) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate;
(6) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (7) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (8) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (9) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (10) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (11) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (12) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and
(13) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

"London Business Day" means any day on which commercial banks are generally open for business in London.

"Liquidation Preference" means $25 per share of Series A Preferred and $25,000 per share of each of the series of AMPS and will have a correlative meaning with respect to shares of any other class or series of Preferred Shares.

"Market Capitalization" means, with respect to any issue of common stock, as of any date, the product of (i) the number of shares of such common stock issued and outstanding as of the close of business on the date of determination thereof and (ii) the Market Value per share of such common stock as of the close of business on the date of determination thereof.

"Market Value" means the amount determined by the Fund with respect to specific Eligible Assets in accordance with valuation policies adopted from time to time by the Board of Trustees as being in compliance with the requirements of the 1940 Act.

         Notwithstanding the foregoing, "Market Value" may, at the option of the Fund with respect to any of its assets, mean the amount determined with respect to specific Eligible Assets of the Fund in the manner set forth below:

         (i) as to any common or preferred stock which is an Eligible Asset, (a) if the stock is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (b) if there was no reported sales price on the Valuation Date, the price obtained from a Pricing Service as of the Valuation Date, or
                  (c) if there was no reported sales price on the Valuation Date or price available from a Pricing Service, the lower of two bid prices for such stock provided to the Administrator by two recognized securities dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

         (ii) as to any U.S. Government Obligation, Short-Term Money Market Instrument (other than demand deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements) and commercial paper, with a maturity of greater than 60 days, the product of (a) the principal amount (accreted principal to the extent such instrument accretes interest) of such instrument and (b) the price provided by a Pricing Service or, if not obtainable through a Pricing Service, the lower of the bid prices for the same kind of instruments having, as nearly as practicable, comparable interest rates and maturities provided by two recognized securities dealers having minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) to the administrator, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

         (iii) as to cash, demand and timed deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements included in Short-Term Money Market Instruments, the face value thereof;

         (iv) as to any U.S. Government Obligation, Short-Term Money Market Instrument or commercial paper with a maturity of 60 days or fewer, amortized cost unless the Board of Trustees determines that such value does not constitute fair value; or

         (v) as to any other evidence of indebtedness which is an Eligible Asset, (a) the product of (1) the unpaid principal balance of such indebtedness as of the Valuation Date and
                  (2)(A) if such indebtedness is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (B) if there was no reported sales price on the Valuation Date and if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, the price obtained from a Pricing Service as of the Valuation Date or (C) if there was no reported sales price on the Valuation Date or if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, and a price was not obtainable from a Pricing Service as of the Valuation Date, the lower of two bid prices for such indebtedness provided by two recognized dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) to the administrator of the Fund's assets, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, plus (b) accrued interest on such indebtedness.

         Notwithstanding the foregoing, in the case of preferred stock that is rated by a single Rating Agency, "Market Value" shall have the meaning set forth in the governing documents of such preferred stock.

"Maximum Rate" means, on any day on which the Applicable Rate is determined, the greater of (i) the applicable percentage set forth in the table below of the Reference Rate or (ii) the applicable spread set forth in the table below plus the Reference Rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). The applicable percentage and applicable spread will be determined based on the lower of the credit ratings assigned to the AMPS by Moody's and S&P subject to upward. If Moody's and S&P or both do not make such ratings available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency.

---------------------------------------------------------------------------------------------------------------------
                  Credit Ratings                           Applicable Percentage             Applicable Spread
-------------------------------------------------       ----------------------------      ---------------------------
         Moody's                      S&P
-----------------------     ---------------------
           Aaa                        AAA                         125%                            1.25%
        Aa3 to Aa1                AA- to AA+                      150%                            1.50%
         A3 to A1                  A- to A+                       200%                            2.00%
       Baa3 to Baa1              BBB- to BBB+                     250%                            2.50%
      Ba1 and lower              BB+ and lower                    300%                            3.00%

"Monthly Valuation Date" means the last Valuation Date of any calendar month.

"Moody's" means Moody's Investors Service, Inc. and its successors.

"Moody's Discount Factor" has the meaning ascribed to it in "Moody's and S&P Guidelines -- Moody's Guidelines."

"Moody's Eligible Assets" has the meaning ascribed to it in "Moody's and S&P Guidelines -- Moody's Guidelines."

"1940 Act" means the Investment Company Act of 1940, or any successor statute.

"1940 Act Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding shares of Series A Preferred and the AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Saturdays, Sundays or holidays) next preceding the time of such determination.

"1940 Act Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to paragraph 9(a)(i)(B) of Article I of the Statement of Preferences of each of the series of AMPS.

"Non-Call Period" means a period determined by the Board of Trustees after consultation with the Broker-Dealers, during which the AMPS subject to such Special Dividend Period are not subject to redemption at the option of the Fund but only to mandatory redemption.

"NRSRO" means a Nationally Recognized Statistical Ratings Organization.

"Order" has the meaning set forth in "Additional Information Concerning Auctions for AMPS."

"Other Rating Agency" means any rating agency other than Moody's and S&P then providing a rating for the AMPS pursuant to the request of the Fund.

"Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the AMPS.

"Outstanding" means, as of any date, Preferred Shares theretofore issued by the Fund except:

         (i) any such Preferred Shares theretofore cancelled by the Fund or delivered to the Fund for cancellation;

         (ii) any such share of Preferred Shares other than auction market Preferred Shares as to which a notice of redemption will have been given and for whose payment at the redemption thereof Deposit Assets in the necessary amount are held by the Fund in trust for, or have been irrevocably deposited with the relevant disbursing agent for payment to, the holder of such share pursuant to the Statement of Preferences with respect thereto;

         (iii) in the case of auction market Preferred Shares, any such shares theretofore delivered to the applicable auction agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the applicable paying agent sufficient funds to redeem such shares; and

         (iv) any such Preferred Shares in exchange for or in lieu of which other shares have been issued and delivered.

Notwithstanding the foregoing, (x) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Fund or any subsidiary is the holder or Existing Holder, as applicable, will be disregarded and deemed not Outstanding; and (y) in connection with any auction, any auction market Preferred Shares as to which the Fund or any Person known to the auction agent to be an subsidiary is the holder or Existing Holder, as applicable, will be disregarded and not deemed Outstanding.

"Paying Agent" means with respect to each of the series of the AMPS, the Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent and, with respect to any other class or series of Preferred Shares, the Person appointed by the Fund as dividend disbursing or paying agent with respect to such class or series.

"Person" means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"Potential Beneficial Owner" or "Potential Holder" means (i) any Existing Holder who may be interested in acquiring additional shares of AMPS or (ii) any other person who may be interested in acquiring shares of AMPS and who has signed a master purchaser's letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer will have executed a master purchaser's letter.

"Preferred Shares" means the preferred shares, par value $.001 per share, of the Fund, and includes the Series A Preferred and each of the series of AMPS.

"Premium Call Period" means a period consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

"Pricing Service" means any of the following: Bloomberg Financial Service, Bridge Information Services, Data Resources Inc., FT Interactive,
International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, S&P/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.

"Rating Agency" means Moody's and S&P as long as such rating agency is then rating the Series A Preferred or the AMPS at the request of the Fund, or any other rating agency then rating the Series A Preferred or the AMPS at the request of the Fund.

"Rating Agency Guidelines" has the meaning set forth in set forth in "Moody's and S&P Guidelines."

"Redemption Date" means, with respect to shares of the Fund's Outstanding Preferred Shares, the date fixed by the Fund for the redemption of such shares.

"Redemption Default" has the meaning set forth in "Additional Information Concerning the Series A Preferred and the AMPS -- Dividends and Dividend Periods for the AMPS."

"Redemption Price" means, with respect to the Series A Preferred, the price set forth in paragraph 3(a) of Article II of the Statement of Preferences for the Series A Preferred and, with respect to each of the series of AMPS, the price set forth in paragraph 3(a)(i) of Article I of each of the Statement of Preferences for the AMPS.

"Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

"Reference Rate" means, with respect to the determination of the Default Rate, the applicable LIBOR Rate for a Dividend Period of 364 days or fewer or the applicable Treasury Index Rate for a Dividend Period of longer than 364 days and, with respect to the determination of the Maximum Rate, the LIBOR Rate or the Treasury Index Rate, as appropriate.

"S&P" means S&P, or its successors.

"S&P Discount Factor" has the meaning set forth in "Moody's and S&P Guidelines -- S&P Guidelines."

"S&P Eligible Assets" has the meaning set forth in "Moody's and S&P Guidelines -- S&P Guidelines."

"S&P Hedging Transactions" has the meaning set forth in "Moody's and S&P Guidelines -- S&P Guidelines."

"SEC" means the United States Securities and Exchange Commission.

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"Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of Series A Preferred or the AMPS.

"Sell Order" has the meaning set forth in "Additional Information Concerning Auctions for the AMPS."

"Series A Preferred" means the Fund's Series A Cumulative Preferred Shares, $.001 par value per share and liquidation preference $25 per share.

"Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

         (i) commercial paper rated A-1 if such commercial paper matures in 30 days, or A-1+ if such commercial paper matures in over 30 days;

         (ii)     AAAm rated money market funds

         (iii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) or (C) A-1+ rated institutions;

         (iv)     overnight funds; and

         (v)      U.S. Government Securities.

Notwithstanding the foregoing, in the case of preferred stock that is rated by a single Rating Agency, "Short-Term Money Market Instruments" shall have the meaning set forth in the governing documents of such preferred stock.

"Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

"Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a Non-Call Period and (ii) a Premium Call Period.

"Standard Dividend Period" means a Dividend Period of seven days, subject to increase or decrease to the extent necessary for the next Auction Date and Dividend Payment Date to each be Business Days.

"Statement of Preferences" means the Statement of Preferences of the Fund establishing, as the case may be, the Series A Preferred or the AMPS.

"Submission Deadline" means 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

"Submitted Bid" has the meaning set forth in "Additional Information Concerning Auctions for AMPS -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

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"Submitted Bid Order" has the meaning set forth in "Additional Information
Concerning Auctions for AMPS -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Submitted Hold Order" has the meaning set forth in "Additional Information Concerning Auctions for AMPS -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Submitted Order" has the meaning set forth in "Additional Information Concerning Auctions for AMPS -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Submitted Sell Order" has the meaning set forth in "Additional Information Concerning Auctions for AMPS -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Substitute LIBOR Dealer" means any LIBOR dealer selected by the Fund as to which Moody's, S&P or any other Rating Agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a LIBOR Dealer.

"Substitute U.S. Government Securities Dealer" means any U.S. Government securities dealer selected by the Fund as to which Moody's, S&P or any other Rating Agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

"Sufficient Clearing Bids" has the meaning set forth in "Additional Information Concerning Auctions for AMPS -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Orders" means that all shares of AMPS are the subject of Submitted Hold Orders or that the number of shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (i) the number of shares of AMPS that are subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate and (ii) the number of shares of AMPS that are subject to Submitted Sell Orders.

"Treasury Index Rate" means the average yield to maturity for actively traded, marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three U.S. Government Securities Dealers selected by the Fund; provided further, however, that if one of the U.S. Government Securities Dealers does not quote a rate required to determine the Treasury Index Rate, the Treasury Index Rate shall be determined on the basis of the quotation or quotations furnished by any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by the U.S. Government Securities Dealer; provided further, that if the U.S. Government Securities Dealer and Substitute U.S. Government Securities Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the Treasury Index Rate shall be the Treasury Index Rate as determined on the previous Auction Date.

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"U.S. Government Securities Dealer" means Lehman Government Securities
Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares at the request of the Fund) and S&P (if S&P is then rating the Preferred Shares at the request of the Fund) shall not have objected, or their respective affiliates or successors if U.S. Government Securities dealers.

"U.S. Government Securities" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Basic Maintenance Amount. Notwithstanding the foregoing, in the case of preferred stock that is rated by a single Rating Agency, "Valuation Date" shall have the meaning set forth in the governing documents of such preferred stock.

"Winning Bid Rate" means the lowest rate specified in the Submitted Bids which if:

         (i)      (a)      each such Submitted Bid of Existing Holders
                           specifying such lowest rate and

                  (b) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

         (ii)     (a)      each such Submitted Bid of Potential Holders
                           specifying such lowest rate and

                  (b) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (i) above continuing to hold an aggregate number of shares of Outstanding AMPS which, when added to the number of shares of Outstanding AMPS to be purchased by such Potential Holders described in subclause (ii) above, would equal not less than the Available AMPS.


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                                                                 APPENDIX A



                 GABELLI ASSET MANAGEMENT INC. and AFFILIATES

-------------------------------------------------------------------------------

                  The Voting of Proxies on Behalf of Clients
-------------------------------------------------------------------------------


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       Proxy Voting Committee

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC Ivan Arteaga, Research Analyst
                  Caesar M. P. Bryan, Portfolio Manager
                  Stephen DeTore, Deputy General Counsel
                  Joshua Fenton, Director of Research
                  Douglas R. Jamieson, Chief Operating Officer of GAMCO
                  James E. McKee, General Counsel
                  Karyn M. Nappi, Director of Proxy Voting Services
                  William S. Selby, Managing Director of GAMCO
                  Howard F. Ward, Portfolio Manager
                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

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         In general, the Director of Proxy Voting Services, using the Proxy
Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

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II. Social Issues and Other Client Guidelines

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. Client Retention of Voting Rights

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. Voting Records

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

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V. Voting Procedures

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.
o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records  prior to the institution of the PROXY EDGE system include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

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o    From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"Representative of [Adviser name] with full power of substitution."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must

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     "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

o
o
                          o PROXY VOTING GUIDELINES

                           GENERAL POLICY STATEMENT


It is the policy of Gabelli Asset Management Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
       This may include such areas as:
         -Paying greenmail
         -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

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Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
     -Stock split
     -Stock option or other executive compensation plan -Finance growth of company/strengthen balance sheet -Aid in restructuring -Improve credit rating -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.


CUMULATIVE VOTING

In general, we support cumulative voting.

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Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

                                    PART C

                               OTHER INFORMATION

                  ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements (audited) for fiscal year 2003*

(2) Exhibits

         (a) (i)  Agreement and Declaration of Trust of Registrant(3)
             (ii) Form of Statement of Preferences for the __%
                  Series A Cumulative Preferred Shares(5)
             (iii)Form of Statement of Preferences for the Auction Market
                  Preferred Shares(5)

         (b)      By-Laws of Registrant(3)
         (c)      Not applicable
         (d) (i) Form of Specimen Share Certificate for the __% Series A Cumulative Preferred Shares (4)
             (ii) Form of Specimen Share
                  Certificate for the Auction Market Preferred Shares (4)
         (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(2)
         (f)      Not applicable
         (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(2)
         (h)      Form of Purchase Agreement (4)
         (i)      Not applicable
         (j)      Form of Custodian Contract (2)
         (k) (i)  Form of Registrar, Transfer Agency and Service Agreement (3)
             (ii) Form of Auction Agency Agreement (4)
             (iii)Form of Broker-Dealer Agreement (4)
         (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality (5)
         (m)      Not applicable
         (n) (i)  Consent of Independent Registered Public Accounting Firm (1)
             (ii) Powers of Attorney (2)
         (o)      Not applicable
         (p)      Not applicable
         (q)      Not applicable
         (r)      Codes of Ethics of the Fund and the Investment Adviser (2)

___________________

*   Incorporated by reference to the Fund's annual report filed March 10, 2004.

(1) Filed herewith.

(2) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2 Nos. 333-108409 and 811-21423, as filed with the Securities and Exchange Commission on October 27, 2003.

(3) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 3 to the Fund's Registration Statement on Form N-2 Nos. 333-108409 and 811-21423, as filed with the Securities and Exchange Commission on November 24, 2003.

(4) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 on Form N-2 Nos. 333-113708 and 811-21423, as filed with the Securities and Exchange Commission on June 6, 2004.

(5) Invorporatied by reference to the Registrant's Pre-Effective Amendment No.2 on Form N-2 Nos. 333-13708 and 811-21423, as filed with the Securities and Exchange Commission on October 5, 2004

Item 25.          Marketing Arrangements

         Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 26.          Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee..................................................$20,000
SEC Registration fees.............................................$44,345
Rating Agency Fees...............................................$170,000
Printing/engraving expenses......................................$100,000
Accounting fees...................................................$50,000
Legal fees.......................................................$150,000
Miscellaneous.....................................................$65,655
     Total.......................................................$600,000


Item 27.          Persons Controlled by or Under Common Control with Registrant

         NONE

Item 28.          Number of Holders of Securities as of September 15, 2003

                                         Number of Record
Title of Class                           Holders
--------------                           ----------------
Common Shares of Beneficial Interest        76,159

Item 29.          Indemnification

Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

4.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2 Mandatory Indemnification.     a) The Trust shall indemnify the Trustees
and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

         (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

         (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met:
(1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

         (e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Trustees.

4.3 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

         Section 9 of the Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC provides:

         (a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser's trustees, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

         (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

         The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

         The following subsections of Section 6 of The Underwriting Agreement among the Registrant, Gabelli Funds, LLC and the Underwriters provide:

         (a) Indemnification of Underwriters. The Fund and the Investment Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any sales material (or any amendment or supplement to any of the foregoing), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability that the Fund or the Investment Adviser may otherwise have.

         (c) Indemnification of Fund and Investment Adviser by Underwriters. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Investment Adviser, their trustees, their directors, any officers who sign the Registration Statement, and any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Investment Adviser to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Fund or the Investment Adviser, any of their trustees, their directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Fund and the Investment Adviser by paragraph (b) above (except that if the Fund or the Investment Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Fund and the Investment Adviser, their trustees, their directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability that the Underwriters may otherwise have.

         (f) Notwithstanding any other provisions in this Section 6 or Section 7, no party shall be entitled to indemnification or contribution under this Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties in the performance of its duties hereunder.

Item 30.          Business and Other Connections of Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and trustees during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 31.          Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, State Street Bank and Trust Company, One Heritage Drive, Palmer 2N, North Quincy, Massachusetts 02171, at the offices of the Fund's Administrator, PFPC, Inc, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and in part at the offices of the transfer agent, Equiserve Trust Company, N.A., located at P.O. Box 43025, Providence, RI 09240-3025.

Item 32.          Management Services

         Not applicable.

Item 33.          Undertakings

         1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                  Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                  SIGNATURES

         As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 7th day of October, 2004.

                      THE GABELLI DIVIDEND & INCOME TRUST

                              By:   /s/ Bruce N. Alpert
                                    ---------------------------------
                                    Bruce N. Alpert
                                    President

                              By:   /s/ Richard C. Sell
                                    ---------------------------------
                                    Richard C. Sell, Jr.
                                    Treasurer

         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 7th day of October, 2004.

Name                                                             Title
               Signature

                                          Trustee, Chairman and Chief
                                          Investment Officer
         *
-------------------------------
   Mario J. Gabelli


         *                                Trustee
-------------------------------
   Anthony J. Colavita

         *                                Trustee
-------------------------------
   James P. Conn

         *                                Trustee
-------------------------------
   Mario d'Urso

         *                                Trustee
-------------------------------
     Frank J. Fahrenkopf, Jr.

         *                                Trustee
-------------------------------
   Michael J. Melarkey

         *                                Trustee
-------------------------------
   Karl Otto Pohl

         *                                Trustee
-------------------------------
   Salvatore M. Salibello

         *                                Trustee
-------------------------------
   Edward T. Tokar

         *                                Trustee
-------------------------------
   Anthonie C. van Ekris

         *                                Trustee
-------------------------------
   Salvatore J. Zizza

 /s/ Bruce N. Alpert                      President
-------------------------------
   Bruce N. Alpert
   Attorney-in-Fact
*Pursuant to a Power of Attorney

                                 EXHIBIT INDEX


EXHIBIT NUMBER                             DESCRIPTION

EX-99(n)(i)                                Consent of Independent Registered
                                           Public Accounting Firm